================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]      Definitive Proxy Statement
[_]      Definitive Additional Materials
[_]      Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

                              CirTran Corporation
                              -------------------
                  (Name of Registrant as Specified in Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement If Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[_]      $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)     Title of each class of securities to which transaction applies:
         (2)     Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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[_]      Fee paid previously with preliminary materials

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

         (1)     Amount Previously Paid:
         (2)     Form, Schedule or Registration Statement No.
         (3)     Filing Party:
         (4)     Date Filed:

                              CirTran Corporation
                              4125 South 6000 West
                  West Valley City, Utah 84128 (801) 963-5112

                         Annual Meeting of Stockholders
                                August 11, 2011

Dear Fellow Stockholder:

      You are cordially invited to attend our Annual Meeting of Stockholders to be held at 4125 South 6000 West, West Valley City, Utah, on Thursday, August 11, 2011, at 10:00 a.m., Mountain Daylight Time.

      The business to be conducted at the Annual Meeting is explained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. At the Annual Meeting, we will also discuss our results for the past year.

      This year, we will be using the new "Notice and Access" method of providing proxy materials to you via the Internet. We believe that this new process should provide you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about [______________], 2011, we will mail to many of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and the Form 10-K and vote electronically via the Internet. The Notice also contains instructions on how to receive a paper copy of your proxy materials.

      You are requested to date, sign and return the enclosed proxy which is solicited by the Board of Directors of the Company and will be voted as indicated in the accompanying proxy statement and proxy. Your vote is important. Please sign and date the enclosed Proxy and return it promptly in the enclosed return envelope whether or not you expect to attend the meeting. The giving of your proxy as requested hereby will not affect your right to vote in person should you decide to attend the Annual Meeting. The return envelope requires no postage if mailed in the United States. If mailed elsewhere, foreign postage must be affixed. Your proxy is revocable at any time before the meeting.

      Thank you for your continued support.

                                         Sincerely,

                                         Iehab Hawatmeh,
                                         Chief Executive Officer and
                                         Chairman of the Board of Directors



 Salt Lake City, Utah _____________________, 2011

                              CirTran Corporation
                              4125 South 6000 West
                          West Valley City, Utah 84128
                                 (801) 963-5112

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD THURSDAY, AUGUST 11, 2011

The 2011 Annual Meeting of Stockholders (the "Meeting") of CirTran Corporation (the "Company") will be held at 4125 South 6000 West, West Valley City, Utah, on Thursday, August 11, 2011, at 10:00 a.m., Mountain Daylight Time. The purposes of the Meeting are:

      1. Elect three directors to serve for one year each, until the next Annual Meeting of Stockholders and until their successors are elected and shall qualify;

      2. Ratify the Board of Directors' selection of Hansen Barnett & Maxwell, P.C. as the Independent Registered Public Accounting Firm and Auditor of the Company for the year ending December 31, 2011;

      3. To consider and act upon a proposed amendment to the Company's Articles of Incorporation that increases the authorized capital of the Company to include 4,500,000,000 shares of common stock;

      4.    To approve and adopt Amended and Restated Bylaws of the Company; and

      5. To consider and act upon a proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional Proxies; and

      6. Transact such other business as may properly come before the meeting or at any postponement or adjournment thereof.

      Only CirTran stockholders of record at the close of business on June 22, 2011, have the right to receive notice of, and to vote at, the Meeting and any adjournment thereof.

      The items of business, including the nominees for director, are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting.

      Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on August 11, 2011:

      The proxy statement and annual report to stockholders are available at [HTTP://____________________.com].

      YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED STAMPED ENVELOPE.

                                        By Order of the Board of Directors,

                                        Iehab Hawatmeh, Chief Executive Officer
                                        and Chairman of the Board of Directors


 Salt Lake City, Utah ___________________, 2011

                              CIRTRAN CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                PROXY STATEMENT

                               TABLE OF CONTENTS

Notice Of Annual Meeting Of Stockholders And Proxy Statement                  i
Questions And Answers About The Meeting                                       1

Proposal No. 1: Election Of Directors                                         5

Proposal No. 2: Ratification Of Selection Of Independent Registered
Public Accounting Firm And Auditor                                            6
Policy On Pre-Approval Of Audit And Permissible Non-Audit Services            7
Independence                                                                  7
Financial Statements And Reports                                              7
Principal Accountant Fees And Services                                        7

Proposal No. 3: To Approve A Proposed Amendment To The Company's
Articles Of Incorporation To Increase The Authorized Capital Of
The Company To Include 4,500,000,000 Shares Of Common Stock, Par
Value $.001 Per Share.                                                        8

Proposal No. 4: To Approve and Adopt Amended and Restated
Bylaws of the Company.                                                       14

Proposal No. 5: To Adjourn the Annual Meeting, if Necessary
or Appropriate, to Solicit Additional Proxies.                               15

Corporate Governance                                                         15
Director Independence                                                        16
Stockholder Communications With Directors                                    16
Committees Of The Board Of Directors                                         16
Board Leadership Structure                                                   16
Board Role in Risk Oversight                                                 16
Code Of Ethics                                                               17
Executive Officers                                                           17
Indemnification Of Officers And Directors                                    17
Executive Compensation                                                       17
Summary Compensation Table                                                   18
Employment Agreements                                                        18
Outstanding Equity Awards At Fiscal Year-End                                 19
Director Compensation                                                        20
Security Ownership Of Certain Beneficial Owners And Management               20
Compliance With Section 16(A) Of The Exchange Act                            21
Certain Relationships And Related Transactions                               21
Other Matters                                                                24
Annual Report                                                                25
Further Information                                                          25

                              CirTran Corporation
                              4125 South 6000 West
                          West Valley City, Utah 84128
                                 (801) 963-5112

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 11, 2011

      This Proxy Statement and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of CirTran Corporation (the "Company," "CirTran," "we," "us") from the holders of shares of common stock of the Company to be voted at the 2011 Annual Meeting of Stockholders (the "Meeting") to be held on Thursday, August 11, 2011, at 10:00 a.m. Mountain Daylight Time at 4125 South 6000 West, West Valley City, Utah (the "Meeting"). Distribution of this Proxy Statement and the accompanying proxy card is scheduled to begin on or about [______________], 2011.

      Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on August 11, 2011:

      This proxy statement and the Company's 2010 Annual Report to Stockholders are available for viewing, printing and downloading at [____________________], using the information provided on the form of Notice provided.

      Copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission ("SEC"), will be furnished without charge to any stockholder upon written request to CirTran Corporation, 4125 South 6000 West, West Valley City, Utah 84128, ATTN: Investor Relations. This proxy statement and the Company's 2010 Annual Report on Form 10-K for the fiscal year ended December 31, 2010, are also available on the SEC's website at www.sec.gov.

      The enclosed proxy is solicited by the Board.

                    QUESTIONS AND ANSWERS ABOUT THE MEETING

Why did I receive this Proxy Statement?

      We have sent you the Notice of Annual Meeting of Stockholders, this Proxy Statement, and the enclosed proxy or voting instruction card because the CirTran Board of Directors is soliciting your proxy to vote at CirTran's Annual Meeting on August 11, 2011. This Proxy Statement contains information about matters to be voted on at the Meeting.

Who is entitled to vote?

      The Board has designated June 22, 2011, as the record date for the Meeting (the "Record Date"). You may vote if you owned common stock as of the close of business on the Record Date. On the Record Date, there were 1,498,972,923 shares of our common stock that were outstanding and entitled to vote at the Meeting.

How many votes do I have?

      Each share of common stock that you own at the close of trading on the Record Date, entitles you to one vote.

What am I voting on?

      You will be voting on proposals to:

      o Elect three directors to serve for one year each, until the next Meeting of Stockholders or until successors are elected and shall qualify;

      o Ratify the Audit Committee's selection of Hansen Barnett & Maxwell, P.C. as the Company's independent registered public accountant for fiscal year 2011;

      o Amend the Company's Articles of Incorporation to increase the authorized capital of the Company to include 4,500,000,000 shares of Common Stock, par value $.001 per share;

      o     Approve and adopt Amended and Restated Bylaws of the Company;

      o Adjourn the Annual Meeting for the purpose of soliciting additional Proxies, if necessary or appropriate; and

      o Consider and act upon such other business as may properly come before the meeting or at any postponement or adjournment thereof.

How do I vote?

      You may vote by mail. You do this by completing and signing your proxy card, using the prepaid and addressed envelope included with this proxy statement. If you mark your voting instructions on the proxy card, your shares will be voted:

      o     as you instruct, and

      o at the discretion of Mr. Hawatmeh, if a proposal properly comes up for a vote at the meeting that is not on the proxy card.

For your voting instructions to be effective, your proxy card must be received no later than the close of business on August 9, 2011.

      You may vote by Internet. If you have Internet access, you may submit your proxy by following the instructions provided in the Notice, or if you requested printed proxy materials, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. If you vote on the Internet, please note that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, for which you will be responsible.

      You may vote by telephone. You can also vote by telephone by following the instructions provided on the Internet voting site, or if you requested printed proxy materials, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

      You may vote at the Meeting. If you are planning to attend the Meeting and wish to vote your shares in person, we will give you a ballot at the meeting. If your shares are held in street name, you need to bring an account statement or letter from your broker, bank or other nominee, indicating that you are the beneficial owner of the shares on the Record Date. Even if you plan to be present at the meeting, we encourage you to complete and mail the enclosed card in advance of the meeting to vote your shares by proxy.

What if I return my proxy or voting instruction card but do not mark it to show how I am voting?

      Your shares will be voted according to the instructions you have indicated on your proxy or voting instruction card. You can specify whether your shares should be voted for all, some, or none of the nominees for director. You can also specify whether you approve, disapprove, or abstain from the other proposals. If no direction is indicated, your shares will be voted FOR the election of the nominees for director, FOR the ratification of the selection of Hansen Barnett & Maxwell, P.C. as our independent public accountant, FOR the amendment to the Company's Articles of Incorporation, FOR the approval and adoption of the Amended and Restated Bylaws of the Company, and FOR the proposal to adjourn the Annual Meeting for the purpose of soliciting additional Proxies, if necessary, provided that no Proxy that is specifically marked "AGAINST" the proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital will be voted in favor of the adjournment proposal, unless it is specifically marked "FOR" the adjournment proposal.

May I revoke my proxy or change my vote after I return my proxy card or voting instruction card?

      You may revoke your proxy or change your vote at any time before it is exercised in one of three ways:

      o Notify our Corporate Secretary in writing before the Meeting that you are revoking your proxy;

      o Submit another proxy card (or voting instruction card if you hold your shares in street name) with a later date; or

      o     Vote in person at the Meeting on August 11, 2011.

What does it mean if I receive more than one proxy or voting instruction card?

            It means that you have multiple accounts at the transfer agent and/or with banks and stockbrokers. Please vote all of your shares by returning all proxy and voting instruction cards you receive.

What constitutes a quorum?

      A quorum must be present to properly convene the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares that are entitled to vote at the Meeting constitutes a quorum. You will be considered part of the quorum if you return a signed and dated proxy or voting instruction card or if you attend the Meeting. Abstentions and broker non-votes will be counted as shares present at the meeting for purposes of determining whether a quorum exists, but not as shares cast for any proposal. Because abstentions and broker non-votes are not treated as shares cast, they would have no impact on any of the proposals.

What vote is required in order to approve each proposal?

     The required vote is as follows:

      Election of Directors: The election of the nominees for director requires the affirmative vote of a plurality of the shares cast at the Meeting. This means that the nominees receiving the greatest number of votes in favor of their election will be elected, even if they receive less than a majority of such votes. If you do not want to vote your shares for a particular nominee, you may so indicate in the space provided on the proxy card or on the voting instruction card. In the unanticipated event that any of the nominees is unable or declines to serve, the proxy holder will have the discretion to vote the proxy for another person, as shall be designated by the Board to replace the nominee, or, in lieu thereof, the Board may reduce the number of directors. Although abstentions are counted as shares present and entitled to be voted, abstentions will have no effect on the election of directors. Broker non-votes, if any, will not have any effect on the result of the vote.

      Ratification of the Selection of Independent Registered Public Accountant:
Ratification of the selection of Hansen Barnett & Maxwell, P.C. as our independent registered public accountant requires the affirmative vote of a majority of the shares cast at the Meeting. If the stockholders do not ratify the appointment of Hansen Barnett & Maxwell, P.C., the Audit Committee of the Board may, but is not required to, reconsider such appointment. In determining whether this proposal received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the proposal. Broker non-votes, if any, will not have any effect on the result of the vote.

      Approval of Increase in Authorized Capital: The proposal for the approval of the amendment to our Articles of Incorporation to increase the authorized capital to include 4,500,000,000 shares of our common stock requires the affirmative vote of the holders of at least a majority of our outstanding shares of common stock. Stockholders may vote in favor or against this proposal, or they may abstain. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions are deemed to be "votes cast", and have the same effect as a vote against this proposal. Broker non-votes are not deemed to be votes cast and, therefore, have no effect on the vote with respect to this proposal.

      Approval and Adoption of Amended and Restated Bylaws: The proposal for the approval and adoption of the Amended and Restated Bylaws of the Company requires the affirmative vote of the holders of at least a majority of our outstanding shares of common stock. Stockholders may vote in favor or against this proposal, or they may abstain. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions are deemed to be "votes cast", and have the same effect as a vote against this proposal. Broker non-votes are not deemed to be votes cast and, therefore, have no effect on the vote with respect to this proposal.

What is the Board's recommendation?

      The Board's recommendations are set forth together with a description of the proposals in this Proxy Statement. In summary, the Board recommends that you vote:

      o FOR election of the three directors named in this Proxy Statement to serve until the Annual Meeting of Stockholders in 2011 and until their successors are duly elected and qualified;

      o FOR the appointment of Hansen Barnett & Maxwell, P.C. as the Independent Registered Public Accounting Firm and Auditor of the Company and the authorization of the Board to fix the remuneration of the Independent Registered Public Accounting Firm and Auditor;

      o FOR the approval of the amendment to the Company's Articles of Incorporation to increase the authorized capital to include 4,500,000,000 shares of common stock; o FOR the approval and adoption of the Amended and Restated Bylaws of the Company; and

      o FOR he proposal to adjourn the Annual Meeting for the purpose of soliciting additional Proxies, if necessary or appropriate.

How will voting on any other business be conducted?

      We do not know of any business or proposals to be considered at the Meeting other than those that are described in this Proxy Statement. If any other business is proposed and we decide to allow it to be presented at the Meeting, the proxies that we receive from our stockholders give the proxy holders the authority to vote on that matter according to their best judgment.

Who will count the votes?

      Representatives of the Company will tabulate the votes that are received prior to the Meeting and will act as the inspectors of election and will tabulate the votes, if any, that are cast in person at the Meeting.

Who pays to prepare, mail, and solicit the proxies?

      We will pay all of the costs of soliciting these proxies. We will ask banks, brokers, and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our common stock and to obtain the authority of executed proxies. We will reimburse them for their reasonable expenses. In addition to the use of the mail, proxies may be solicited by our officers, directors, and other employees by telephone or by personal solicitation. We will not pay additional compensation to these individuals in connection with their solicitation of proxies.

How do I submit a stockholder proposal for next year's Annual Meeting?

      Any stockholder who intends to present a proposal at the 2011 Annual Meeting of Stockholders must deliver such proposal to the Corporate Secretary, c/o CirTran Corporation, 4125 South 6000 West, West Valley City, Utah 84128, not later than November 15, 2011, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

What do I need for admission to the Meeting?

      You may attend the Meeting only if you are a stockholder of record or a beneficial owner as of the Record Date, or you hold a valid proxy for the Meeting. You should be prepared to present photo identification for admittance. If you are a stockholder of record, your name will be verified against the list of stockholders of record prior to your being admitted to the Meeting. If you hold your shares in street name, you should provide proof of beneficial ownership on the record date, such as a brokerage account statement showing that you owned CirTran common stock as of the record date, a copy of the voting instruction card provided by your broker, bank, or other nominee, or other similar evidence of ownership as of the record date. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Meeting.

Who should I call if I have questions?

      If you have questions about the proposals or the Meeting, you may call Edwin Van Stam at (801) 963-5112. You may also send an e-mail to edwin.vanstam@cirtran.com.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

      Our Bylaws provide that the stockholders or the Board shall determine the number of directors from time to time, but that there shall be no fewer than three directors. The Board has set the number of directors at three. The Board currently consists of three members: Iehab J. Hawatmeh, Fadi Nora, and Kathryn Hollinger. All three of the current directors are nominees for re-election at the Meeting.

      Each director who is elected at the Meeting will hold office until the Company's Annual Meeting in 2012, until a successor is elected and qualified, or until the director resigns, is removed, or becomes disqualified. The Board has no reason to believe that any of the nominees for director will be unwilling or unable to serve, if elected. If due to unforeseen circumstances a nominee should become unavailable for election, the Board may either reduce the number of directors or may substitute another person for that nominee, in which event your shares will be voted for that other person.

      The following information is furnished with respect to the Board's nominees for election as directors of the Company, including the nominee's position with the Company, tenure as director and age as of June 15, 2011. Stock ownership information is shown under the heading "Security Ownership of Certain Beneficial Owners and Management" and is based upon information furnished by the respective individuals.

                                  Position with the Company             Director
 Name and Place of Residence       and Principal Occupation      Age     Since
-----------------------------   -----------------------------  -------  --------
Iehab Hawatmeh                   President, Chief Executive      44      2000
West Valley, Utah                Officer, Director

Fadi Nora                        Director, Businessman           50      2007
Mission Viejo, California

Kathryn Hollinger, Cordova,      Director; Controller            60      N/A
Tennessee

      Set forth below is information regarding each of the above named individuals, including a description of his positions and offices with the Company, a description of his principal occupation and business experience during at least the last five years and directorships presently held by him in other companies.

Director Nominees

      The nominees to the Board in 2011 are Iehab J. Hawatmeh, Fadi Nora, and Kathryn Hollinger. Two of these nominees, Messrs. Hawatmeh and Nora, currently serve as a member of our Board. Ms. Hollinger currently serves as an employee of the Company and will be a new director if elected. The following information is furnished with respect to these nominees:

      Iehab J. Hawatmeh founded our predecessor company in 1993 and has been our Chairman, President and CEO since July 2000. Mr. Hawatmeh oversees all daily operation including technical, operational and sales functions for the Company. Mr. Hawatmeh is currently functioning in a dual role as Chief Financial Officer. Prior to his involvement with the Company, Mr. Hawatmeh was the Processing Engineering Manager for Tandy Corporation overseeing that company's contract manufacturing printed circuit board assembly division. In addition, he was responsible for developing and implementing Tandy's facility Quality Control and Processing Plan model. Mr. Hawatmeh received a Master's of Business Administration from University of Phoenix and a Bachelor's of Science in Electrical and Computer Engineering from Brigham Young University.

      The Board has reviewed Mr. Hawatmeh's business background and service with the Company in connection with his qualification to sit as a member of the Company's board. Based on his years of service as an executive officer of the Company, his background in the electronics assembly industry, and his engineering, financial, and corporate strategic planning background, the Board has concluded that Mr. Hawatmeh is qualified to serve as a member of the Board.

      Fadi Nora is a self-employed investment consultant. He was formerly a director of ANAHOP, Inc., a private financing company, and was a consultant for several projects and investment opportunities, including CirTran Corporation, NFE records, Focus Media Group, and other projects. He has been a member of our Board since February 2007. Prior to his affiliation with ANAHOP, Mr. Nora worked with Prudential Insurance services and its affiliated securities brokerage firm Pru-Bach, as District Sales Manager. Mr. Nora received a B.S. in Business Administration from St. Joseph University, Beirut, Lebanon, in 1982, and an MBA
- Masters of Management from the Azusa Pacific University School of Business in 1997. He also received a degree in financial planning from the University of California at Los Angeles.

      The Board has reviewed Mr. Nora's background in the private financing brokerage industries in connection with his qualification to sit as a member of the Company's board. Based on Mr. Nora's prior work as a business consultant, and his experience with investment opportunities, capital raising transactions, and financial planning, the Board has concluded that Mr. Nora is qualified to serve as a member of the Board.

      Kathryn Hollinger has been with CirTran for 11 years as the Company's controller. She has been involved with the day-to-day accounting and finance issues throughout her term with the Company. Ms. Hollinger studied mathematics and accounting at Northridge University (now Cal. State University Northridge).

      On June 15, 2011, pursuant to the Bylaws of the Company, Messrs. Hawatmeh and Nora appointed Ms. Hollinger to the Company's Board of Directors.

      The Board has reviewed Ms. Hollinger's background and familiarity with the Company and its operations since 2000 in connection with her qualification to sit as a member of the Company's board. Based on Ms. Hollinger's prior work with the Company as the Company's Controller, and her experience and familiarity with the Company's internal operations and finances, the Board has concluded that Ms. Hollinger is qualified to serve as a member of the Board.

      We will vote your shares as you specify in your proxy card. If you sign, date, and return your proxy card but do not specify how you want your shares voted, we will vote them FOR the election of each of the director nominees who are listed above.

    RECOMMENDATION - The Board recommends a vote FOR each director nominee.

                 ------------------------------------------

                    PROPOSAL NO. 2 RATIFICATION OF SELECTION
                        OF INDEPENDENT REGISTERED PUBLIC
                          ACCOUNTING FIRM AND AUDITOR

      The Board has appointed and recommended the accounting firm of Hansen Barnett & Maxwell, P.C. as the Independent Registered Public Accounting Firm and Auditor of the Company and its subsidiaries for the fiscal year ending December 31, 2011.

      Hansen Barnett & Maxwell, P.C. audited the Company's financial statements for the fiscal years ended December 31, 2006 through 2010.

      A representative of Hansen Barnett & Maxwell, P.C., is expected to be present at the Meeting and to have an opportunity to make a statement if they desire to do so. The Hansen Barnett & Maxwell, P.C. representative is also expected to be available to respond to appropriate questions at the Meeting.

      If the stockholders fail to ratify the appointment of Hansen Barnett & Maxwell, P.C., the Board is not required to, but may reconsider its appointment.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

      The Board pre-approves any engagement of Hansen Barnett & Maxwell, P.C. and has the ultimate authority and responsibility to select, evaluate and where appropriate, replace the independent registered public accountants and nominate an independent registered public accounting firm for stockholder approval. While ratification of the selection of the independent registered public accounting firm by the stockholders is not required and is not binding upon the Board or the Company, in the event of a negative vote on such ratification, the Board might choose to reconsider its selection.

      Prior to the performance of any services, the Board approves all audit and non-audit services to be provided by the Company's independent registered public accountant and the fees to be paid therefor. Although the Sarbanes-Oxley Act of 2002 permits the audit committee of the Board to pre-approve some types or categories of services to be provided by the independent registered public accountants, as the Company does not currently have an audit committee, it is the current practice of the Board to specifically approve all services provided by the independent registered public accountants in advance, rather than to pre-approve any type of service. In connection with this practice, the Board has considered whether the provision of non-audit services is compatible with maintaining Hansen Barnett & Maxwell, P.C.'s independence.

Independence

      Hansen Barnett & Maxwell, P.C. has advised us that it has no direct or indirect financial interest in the Company or in any of its subsidiaries and that it has had, during the last three years, no connection with the Company or any of its subsidiaries, other than as independent auditors or in connection with certain other activities, as described below.

Financial Statements and Reports

      The financial statements of the Company for the year ended December 31, 2010, and the report of the independent auditors will be presented at the Meeting and is included with this Proxy Statement.

Income Taxes

      Hansen Barnett & Maxwell, P.C. has been engaged to prepare the Company's income tax filings for the year ended December 31, 2010.


                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees for Fiscal Years 2010 and 2009

      The aggregate fees billed to the Company by Hansen Barnett & Maxwell, P.C., the Company's independent registered public accounting firm and auditor, for the fiscal years ended December 31, 2010 and 2009, are as follows:

                                                           2010         2009
                                                        ----------   -----------

Audit Fees (1)                                          $  122,082   $  134,926

Audit-Related Fees                                              --           --

Tax Fees (2)                                            $    8,250   $    8,425

All Other Fees                                                  --           --

--------

      (1) Audit Fees consist of the audit of our annual financial statements included in the Company's Annual Report on Form 10-K for its 2009 and 2010 fiscal years and Annual Report to Stockholders, review of interim financial statements and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years.

      (2) Tax Fees consist of fees for tax consultation and tax compliance services.

      The Board of Directors, acting in the absence of a designated Audit Committee, has considered whether the provision of non-audit services is compatible with maintaining the independence of Hansen Barnett & Maxwell, P.C., and has concluded that the provision of such services is compatible with maintaining the independence of the Company's auditors.

      Management anticipates that representatives of Hansen Barnett & Maxwell, P.C. will be present at the Meeting, will be available to respond to questions and may make a statement if they so desire.

        RECOMMENDATION - the Board recommends a vote "for" ratification of the appointment of Hansen Barnett
              & Maxwell, P.C. as CirTran's independent registered
                             public accounting firm
                             and auditor for 2011.

                  -------------------------------------------

                                 PROPOSAL NO. 3

                      PROPOSED AMENDMENT TO THE COMPANY'S
              ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED
                       CAPITAL OF THE COMPANY TO INCLUDE
                     4,500,000,000 SHARES OF COMMON STOCK.

      The Board of Directors has determined that it is in the Company's best interest to amend the Company's Articles of Incorporation, as amended to date (the "Amendment") to increase the Company's authorized capital stock (the "Increase") to include 4,500,000,000 shares of common stock, par value $0.001 per share.

      As of the date of this Proxy Statement, pursuant to our Articles of Incorporation (as amended to date), we had the authority to issue 1,500,000,000 shares of common stock, of which 1,498,972,293 were issued and outstanding.

      As discussed below, if the Stockholders of the Company as of the Record Date approve the Amendment to the Company's Articles of Incorporation to approve the Increase, and the Board of Directors determines that the Increase continues to be in the best interest of the Company, the Board of Directors will file with the Nevada Secretary of State the Articles of Amendment to the Company's Articles of Incorporation, substantially in the form set forth in Appendix 1 to this Proxy Statement, at which time the Increase will take effect.

General

      As of the Record Date, there were 1,498,972,293 shares of our Common Stock (the "Common Stock") issued and outstanding. As of the Record Date there were options, warrants, and similar rights exercisable or convertible to 271,400,000 shares of common stock contingent upon an increase in the number of shares authorized assuming all holders wished to convert or exercise their rights. This figure does not include the shares of Common Stock issuable upon conversion of the Debentures discussed in more detail below. Additionally, during 2009, we entered into the following agreements to sell shares of Common Stock, contingent upon an increase in the number of shares authorized:

      o On July 14, 2009, the Company entered into a Stock Purchase Agreement with Mr. Nora, a director of the Company, to sell him 75,000,000 shares of the Company's common stock at a purchase price of $.003 per share, for a total of $225,000, payable through the conversion of outstanding loans made by the director to the Company. Mr. Nora and the Company acknowledged in the purchase agreement that the Company did not have sufficient shares to satisfy the issuances, and agreed that the shares would be issued once the Company had sufficient shares to do so.

      o Also, on July 14, 2009, the Company entered into a Stock Purchase Agreement with the Company's President to sell him 50,000,000 shares of the Company's Common Stock at a purchase price of $.003 per share, for a total amount of $150,000, payable through the conversion of outstanding loans made by the Company's President to the Company. Mr. Hawatmeh and the Company acknowledged in the purchase agreement that the Company did not have sufficient shares to satisfy the issuances, and agreed that the shares would be issued once the Company had sufficient shares to do so.

      o On August 12, 2009, and September 3, 2009, the Company entered into securities purchase agreements with a note holder to sell 15,000,000 and 12,000,000 shares of the Company's common stock at a purchase price of $0.01 per share, for a total amount of $270,000, payable through the conversion of outstanding loans made by the note holder to the Company. The note holder and the Company acknowledged in the purchase agreement that the Company did not have sufficient shares to satisfy the issuances, and agreed that the shares would be issued once the Company had sufficient shares to do so.

      As described in our periodic filings, one of our main sources of funding historically has been through the sales of convertible debt and equity instruments, including convertible debentures and notes.

      Management believes that the proposed Amendment would benefit the Company by providing greater flexibility to the Board of Directors to honor the agreements described above, as well possible conversion notices by holders of convertible securities (discussed in more detail below), to issue additional equity securities to raise additional capital, to pursue strategic investment partners, to facilitate possible future acquisitions and to provide stock related employee benefits. To date, one of our primary sources of financing has been private sales of Common Stock or other equity or debt securities convertible into Common Stock. To facilitate these transactions, management believes that the authorized capital of the Company will need to be increased pursuant to a stockholder-approved amendment to the Articles of Incorporation.

      As of the date of this Proxy Statement, we had outstanding three convertible debentures, discussed in more detail below, the May 2005 Debenture, the December 2005 Debenture, and the August 2006 Debenture. On January 24, 2011, the Company, certain of its subsidiaries listed below, and YA Global Investments (formerly known as Cornell Capital Partners, LP) ("YA") finalized an amended and restated forbearance agreement (the "A&R Forbearance Agreement") and related agreements, which related to the three debentures and agreements between the Company and YA and its predecessors. The A&R Forbearance Agreement was dated as of January 7, 2011, but the final conditions for closing were met on January 24, 2011.

A&R Forbearance Agreement

      An overview and summary of the A&R Forbearance Agreement between the Company and YA, together with other agreements entered into in connection with the A&R Forbearance Agreement, follows. The summaries of the terms and conditions of the A&R Forbearance Agreement and the other agreements do not purport to be complete, and are qualified in their entirety by reference to the full text of the agreements which were filed as exhibits to a Current Report on Form 8-K filed on January 28, 2011.

      The A&R Forbearance Agreement related specifically to three debentures issued by the Company to YA or its predecessor entities: a May 26, 2005, debenture in the principal amount of $3,750,000 (the "May Debenture"), a December 30, 2005, debenture in the principal amount of $1,500,000 (the "December Debenture"), and an August 23, 2006, debenture in the principal amount of $1,500,000 (the "August Debenture," and collectively with the May Debenture and the December Debentures, the "Debentures"), together with certain other agreements entered into in connection with the issuance of the Debentures (collectively, the "Financing Documents").

      The parties to the A&R Forbearance Agreement are the Company; YA; and the following subsidiaries of the Company: Racore Network, Inc. (hereinafter, "Racore"); Cirtran - Asia, Inc. (hereinafter, "Asia"); CIRTRAN BEVERAGE CORP. (hereinafter, "Beverage"); Cirtran Media Corp. (hereinafter, "Media"); Cirtran Online Corp. (hereinafter, "Online"); Cirtran Products Corp. (hereinafter, "Products"); and Cirtran Corporation (Utah) (hereinafter, "Cirtran Sub," and together with Racore, Asia, Beverage, Media, Online and Products, collectively, jointly and severally, the "Guarantors"). The A&R Forbearance Agreement references certain events of default under the Financing Documents, and notes that the Company and the Guarantors (collectively, the "Obligors") had requested that YA forbear from enforcing its rights and remedies under the Financing Documents, and sets for the agreement between the Obligors and YA with respect to such forbearance.

      Specifically, the Obligors agreed to waive any claims against YA, and released any such claims the Obligors may have had. The Obligors also ratified their respective obligations under the Financing Documents, and agreed to the satisfaction of certain conditions precedent, including the following: payment of certain funds to YA at the time of execution of the A&R Forbearance Agreement; the entry by Iehab Hawatmeh, President of the Company, into a Guaranty Agreement and a Pledge Agreement (both discussed below); the entry into a Ratification and Joinder Agreement by the Obligors (discussed below); the execution of a confession of judgment in a litigation matter between YA, the Company, and Katana Electronics, LLC ("Katana"); and the delivery of a new warrant (the "Warrant") to YA (discussed below).

      Additionally, the Obligors agreed to seek to obtain waivers from their respective landlords at their properties in Utah and Arkansas; agreed to seek to obtain deposit account control agreements from the Company's banks and depository institutions; and to repay the Company's obligations under the Debentures on the following schedule:

      o $225,000.00, on or before the date of the A&R Forbearance Agreement to be applied as follows (x) $75,000.00 in reimbursement of the legal fees and expenses incurred by the Lender as required by Paragraph 18, below, and (y) $150,000.00 applied first to accrued but unpaid interest and then to the principal balance of the Obligations;

      o     $75,000.00 on February 1, 2011;

      o     $75,000.00 on March 1, 2011;

      o     $75,000.00 on April 1, 2011;

      o     $200,000.00 on May 1, 2011;

      o     $200,000.00 on June 1, 2011;

      o     $200,000.00 on July 1, 2011;

      o     $200,000.00 on August 1, 2011;

      o     $200,000.00 on September 1, 2011;

      o     $200,000.00 on October 1, 2011;

      o     $200,000.00 on November 1, 2011;

      o     $200,000.00 on December 1, 2011; and

      o the remaining balance of the Obligations shall be paid in full in good and collected funds by federal funds wire transfer on or before the earlier of (i) the occurrence of a Termination Event (as defined in the A&R Forbearance Agreement), or (ii) 3:00 P.M. (prevailing Eastern time) on December 31, 2011 (the "Termination Date").

      The equivalent shares of convertible securities, unconverted options and warrants consisted of the following as of June 15, 2011:
                                                                   Equivalent
                                                                     Shares
                                                                 ---------------
Convertible debenture, 12% stated interest
rate, secured by all of the Company's assets,
Due on December 31, 2011.                                         1,305,781,333

YA Global warrants                                                   25,000,000

Warrants                                                            117,000,000

Options outstanding                                                 119,400,000

Stock purchase agreements and separation agreement                  162,000,000

      The convertible equity and debt securities listed above are referred to herein as the "Convertible Securities." All of the Convertible Securities are exercisable or convertible into shares of our Common Stock. As of the date of this Proxy Statement, we did not have sufficient shares to satisfy all of these conversions or exercises.

Convertible Debentures

      The following table summarizes the number of shares of our Common Stock that would be issuable upon conversion of the Debentures as of June 15, 2011, assuming that the full principal amount of those securities, together with any interest accrued, was converted into shares of our Common Stock, irrespective of the availability of shares and any conversion limitations contained in the Debentures, and further assuming that the applicable conversion or exercise prices at the time of such conversion or exercise were as follows:

[Update as of record date]

Conversion Price     Shares issuable      Shares issuable       Shares issuable         Total shares
 as of June 15,      upon conversion      upon conversion     upon conversion of        issuable in
      2011                  of                  of            $1,041,218(principal)   connection with
                         $620,136         $$1,500,000            plus $590,030         conversion of
                       (principal)          (principal)       accrued and unpaid         aggregate
                      plus $113,243         plus $52,716      interest YA Global      principal amount
                       accrued and           accrued and        Debenture under        of Convertible
                     unpaid interest       unpaid interest    Revised and Amended        Debentures
                            of                YA Global           Forbearance
                        YA Global          Debenture under         Agreement
                     Debenture under        Revised and
                       Revised and            Amended
                         Amended            Forbearance
                       Forbearance           Agreement
                        Agreement
------------------------------------------------------------------------------------------------------
    $0.0030            244,459,666          517,572,000           543,749,667          1,305,781,333

      As of the date of this Proxy Statement, we had essentially no additional shares to issue under our authorized capital limits. The proposed Increase is intended, in part, to permit the Company to satisfy any conversion notices that may be presented.

      As noted above, in January 2011, we entered into the A&R Forbearance Agreement with the holders of the three Convertible Debentures (described more fully below), pursuant to which we agreed to make scheduled payments in exchange for which the holder of the Convertible Debentures agreed to forbear from enforcing its rights and remedies as a result of the existing defaults until the earlier of (i) the occurrence of a Termination Event (as defined in the Forbearance Agreement), or (ii) the Termination Date, which is given as December 31, 2011. However, in the event that we are unable to meet our payment obligations, the holder of the Convertible Debentures has the right to convert into shares of our Common Stock, as described above.

      Additionally, assuming that we are able to increase our authorized capital and issue shares upon conversion of the Convertible Debentures, because the formula for calculating the shares to be issued in connection with conversions of these securities varies based on the market price of our Common Stock, there effectively is no limitation on the number of shares of Common Stock which may be issued in connection with their conversion. As such, holders of our Common Stock will experience substantial dilution of their interests to the extent that the Debentures are converted and shares of the Company's Common Stock are issued.

      Accordingly, under the terms of all of the Convertible Securities listed above, in light of the conversion prices and as of June 15, 2011, we had obligations to issue 1,305,781,333 shares of our Common Stock.

Purpose of the Increase

      The Company requires additional financing, and we intend to pursue private placements of equity and convertible debt securities as we have historically done. However, as detailed above, we do not have sufficient shares to enable us to pursue such private placements or capital-raising transactions.

      In addition to better positioning the Company for future capitalization, management believes that the Increase may make other corporate opportunities, including potential mergers with or acquisitions of businesses or other related avenues of strategic growth more available to the Company. As of the date of this Proxy Statement, the Company had no plans for acquisitions or other business combinations, although the Company continues to be open to potential opportunities for the Company.

      As of the date of this proxy statement, our Articles of Incorporation (as amended to date), authorized us to issue only up to 1,500,000,000 shares of our Common Stock. If the increase to the authorized capital is approved, we anticipate that we may use the additional shares available to us in connection with a variety of purposes, including issuances in connection with conversions of the listed Convertible Securities.

      As noted above, the issuances of shares under most of the Convertible Securities are tied to variable conversion prices. Accordingly, if the market price of our Common Stock rises, our obligations to issue shares of our Common Stock will correspondingly decrease. Management believes that in light of market conditions and our potential to develop and market our products, an increase of our authorized capital to include 4,500,000,000 shares of our Common Stock will enable us to meet our obligations, although there can be no guarantee that this will be the case. As discussed above, most of the Convertible Securities include conversion limitations or caps, such that the holders of such Convertible Securities are limited from converting the entire outstanding amount of such Convertible Security into shares of our Common Stock. As such, it is unlikely that we would be required to meet conversion obligations of all of the Convertible Securities at one time. Nevertheless, in the event that we need to amend our Articles of Incorporation to further increase our authorized capital, we will again seek stockholder approval of such amendment.

      If the Amendment to our Articles of Incorporation is approved by our stockholders, we will have approximately 3,000,000,000 additional shares to issue to meet our obligations as listed above. However, because most of the Convertible Securities are held by third parties, it is not possible for management to allocate these additional shares or determine in advance how the Company will issue the shares or reserve them. Moreover, because most of the Convertible Securities have a variable conversion price, management is unable to determine how many shares may be issued in connection with any of the Convertible Securities, other than the options and warrants as listed above. If the amendment to our Articles of Incorporation is approved, management does intend to reserve out of the increased authorized capital a total of 281,400,000 shares in connection with currently outstanding options and 142,000,000 shares in connection with currently outstanding warrants. Management will continue to report the Company's issuances of shares in connection with each of the Convertible Securities above in its periodic reports filed with the SEC.

      There is a risk of significant downward pressure on the price of the Common Stock as the holders of the various Convertible Securities convert such Convertible Securities into shares of our Common Stock and sell material amounts of Common Stock, which could encourage short sales. This could place significant downward pressure on the price of the Common Stock. Generally, "short selling" means selling a security, contract or commodity not owned by the seller. The seller is committed to eventually purchase the financial instrument previously sold. Short sales are used to capitalize on an expected decline in the security's price. As the holders of the Convertible Securities convert such securities, we issue shares to them, which they then may choose to sell into the market pursuant to Rule 144 or other exemptions from the registration requirements. Such sales could have a tendency to depress the price of the stock, which could increase the potential for short sales.

      Our issuances of shares in connection with conversions of the Convertible Securities may result in substantial dilution to the interests of other holders of Common Stock.

      Because the conversion prices of most of the Convertible Securities are is based on the market price of our Common Stock, there is effectively no limit on the number of shares that may be issued. As such, our stockholders are subject to the risk of substantial dilution to their interests as a result of our issuance of shares in connection with conversions of the Convertible Securities.

      Potential Anti-Takeover Effect. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Company's Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another entity), the Increase is not being proposed as part of a plan of additional stock issuances. Nevertheless, management could use the additional shares that will be available following the Increase to resist or frustrate a third-party transaction.

      For these reasons, the Company's Board of Directors is seeking stockholder approval of the proposed Amendment to the Company's Articles of Incorporation to increase the Company's authorized capital to include 4,500,000,000 shares of Common Stock.

      If the Amendment is approved at the Annual Meeting, generally, no stockholder approval would be necessary for the issuance of all or any portion of the additional shares of Common Stock unless required by law or any rules or regulations to which the Company is subject.

      Depending upon the consideration per share received by the Company for any subsequent issuance of Common Stock, such issuance could have a dilutive effect on those stockholders who paid a higher consideration per share for their stock. Also, future issuances of Common Stock will increase the number of outstanding shares, thereby decreasing the percentage ownership in the Company (for voting, distributions and all other purposes) represented by existing shares of Common Stock. The availability for issuance of the additional shares of Common Stock may be viewed as having the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. Although the Board of Directors has no present intention of doing so, the Company's authorized but unissued Common Stock could be issued in one or more transactions that would make a takeover of the Company more difficult or costly, and therefore less likely. Holders of Common Stock do not have any preemptive rights to acquire any additional securities issued by the Company.

      If the Company's stockholders do not approve the Amendment, due to changes in the market price of the Common Stock affecting conversion ratios of conversions of the Convertible Securities, the Company may be precluded from issuing shares of our Common Stock as required, and we may be deemed to be in default of the Convertible Securities, which could adversely affect the Company's operations and financial condition. Moreover, even if the Company were to negotiate additional merger or acquisition transactions on terms acceptable to the Company, it would not be able to complete such transactions without an increase in authorized capital.

      Adoption of the proposal to approve the Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock on the Record Date entitled to vote on Proposal No. 3. If approved by the stockholders, the Amendment would become effective upon the filing with the Secretary of State of the State of Nevada of Articles of Amendment to the Articles of Incorporation setting forth such increase.

Consent Required for Approval of the Increase in Authorized Shares

      Under Nevada law and our Articles of Incorporation, as amended to date, the proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital (Proposal No. 3) must be approved by the holders of at least a majority of our outstanding shares of Common Stock.

      The proposal to effectuate the Increase is a "non-discretionary" item, meaning that brokerage firms cannot vote shares in their discretion on your behalf if you have not given the broker instructions to vote your shares held in "street" name. Abstentions will be counted as votes against this Proposal 3. Broker non-votes will count in determining a quorum for purposes of conducting the Annual Meeting, but will not count for or against Proposal 3.

Procedure for Effecting Increase in Authorized Capital.

      If the stockholders approve the Increase, and the Board of Directors decides to implement the Increase, the Company will file an amendment to its Articles of Incorporation ("Articles of Amendment") with the Secretary of State of Nevada, not sooner than ten days and not later than twenty days following such approval by the Stockholders, to amend its existing Articles of Incorporation. The Increase will become effective at the time specified in the Amended Certificate, which is referred to below as the "effective time."

No Appraisal or Dissenters' Rights

      Under Nevada corporate law, the Company's stockholders are not entitled to appraisal or dissenters' rights with respect to the Increase, and the Company will not independently provide stockholders with any such right.

      RECOMMENDATION - the Board recommends a vote "for" the proposed amendment to the Company's Articles of Incorporation to increase the Company's authorized capital to include 4,500,000,000 shares of Common Stock, par value $0.001.

               --------------------------------------------------

                                 PROPOSAL NO. 4
                 APPROVAL AND ADOPTION OF AMENDED AND RESTATED
                             BYLAWS OF THE COMPANY.

      The current version of the Company's bylaws was adopted in March 1987 when the Company was named Vermillion Ventures Inc. Certain provisions of the bylaws are more limiting than the Nevada corporate laws permit or are inconsistent with the history of the Company. As such, on June 15, 2011, the Company's Board of Directors approved the proposed amended and restated bylaws (the "Amended and Restated Bylaws"), subject to stockholder approval, and recommended that the Stockholders of the Company approve and adopt the Amended and Restated Bylaws. The Proposed Amended and Restated Bylaws are included in Appendix 2.

            Among other things, the Amended and Restated Bylaws:

      - Give the Board of Directors more discretion in determining the timing of annual meetings of the Company's stockholders;


      - Provide additional lead time prior to a stockholder meeting for the Company to provide notice of an annual or special meeting of stockholders;

      - Change the possible number of Directors to permit a board ranging in size from one to nine directors;

      - Specifically permit the Board of Directors to act by written consent;

      - Specify that the Company's officers shall include a President, Secretary, Treasurer (together with such other officers as may be appointed by the Board of Directors), and lists potential duties for such positions;

      - Authorize the formation of Board committees, and enumerate the powers and duties of such committees;

      - Include indemnification provisions that comport with Nevada corporate law requirements (see "Indemnification of our Officers and Directors" below); and

      - Clarify the procedures for amendment to the Bylaws by the Board of Directors and the stockholders.

      This list is not meant to be a complete discussion of the Bylaws, and you are encouraged to review the Amended and Restated Bylaws attached as an exhibit to this Proxy Statement.

      The Company's Board of Directors has reviewed the current bylaws and has determined that it is in the best interest of the Company and its shareholders to adopt the Amended and Restated Bylaws.

      RECOMMENDATION - the Board recommends a vote "for" the approval and adoption of the proposed Amended and Restated Bylaws of the Company.


                                 PROPOSAL NO. 5
        ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES.

      Our Board of Directors unanimously executed a written consent dated June 17, 2011, authorizing and recommending that our stockholders approve a proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional Proxies if there are insufficient votes at the time of the Annual Meeting to approve the proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital.

      RECOMMENDATION - the Board recommends a vote "for" the proposal to adjourn the Annual Meeting if necessary or appropriate, to solicit additional Proxies if there are insufficient votes at the time of the Annual Meeting to approve the proposal to amend the Company's Articles of Incorporation to increase the Company's authorized share capital.

                 ---------------------------------------------

                     INFORMATION ABOUT CIRTRAN CORPORATION

The Board of Directors

      The Board is elected by and is accountable to the stockholders of the Company. The Board establishes policy and provides strategic direction, oversight, and control of the Company. The Board met one time during 2009 and 4 times during 2010. All directors attended all of the meetings.

Director Independence

      As of the date of this Proxy Statement, the Company's Common Stock was traded on the OTC Bulletin Board (the "Bulletin Board"). The Bulletin Board does not impose standards relating to director independence, or provide definitions of independence. The Company presently has no fully independent directors.

Stockholder Communications with Directors

      If the Company receives correspondence from a stockholder that is addressed to the Board, we forward it to every director or to the individual director to whom it is addressed. Stockholders who wish to communicate with the directors may do so by sending their correspondence to the director or directors at the Company's headquarters at 4125 South 6000 West, West Valley City, Utah 84128.

      Directors are encouraged by the Company to attend the Meeting if their schedules permit.

Committees of the Board of Directors

      As of the date of this Proxy Statement, the Company did not have separately-designated Audit, Compensation, Governance or Nominating Committees. The Company's full Board acts in these capacities. The Board has determined that the Company does not have at present an audit committee financial expert as defined under Securities and Exchange Commission rules. The limited resources available to the Company at this time make it difficult to retain the services of outside directors.

      As of the date of this Proxy Statement, there have been no changes to the procedures by which security holders may recommend nominees to our Board of Directors.

Board Leadership Structure

      As of the date of this Proxy Statement, one individual held the position of Chief Executive Officer, President, and Chairman of the Board. At this time, the Board believes that combining the Chairman and CEO role is most effective for the Company's leadership and governance. Having one person as Chairman and CEO provides unified leadership and direction to the Company and strengthens the ability of the CEO to develop and implement strategic initiatives and respond efficiently in various situations. Nevertheless, the Company continues to review the merits of separating these offices, and will make such changes as the Board determines to be in the best interests of the Company.

Board Role in Risk Oversight

      While risk management is primarily the responsibility of the Company's management team, the Board of Directors is responsible for overall supervision of the company's risk management efforts as they relate to the key business risks facing the organization. Management identifies, assesses, and manages the risks most critical to the Company's operations and routinely advises the Board on those matters. Those areas of material risk can include operational, financial, legal and regulatory, human capital, informational technology and security, and strategic and reputational risks. The Board's role in risk oversight of the Company is consistent with the Company's leadership structure, with senior management having responsibility for assessing and managing the Company's risk exposure, and the Board providing oversight as necessary in connection with those efforts.

      The Board also hears from third-party advisors in order to maintain oversight of risks that could affect the Company, including the Company's outside counsel, and others. These advisors are consulted on a periodic basis and as particular issues arise in order to provide the Board with the benefit of independent expert advice and insights on specific risk-related matters.

      At its regularly scheduled meetings, the Board also receives management updates on the business, including operational issues, financial results and business outlook and strategy.

      The Board also discusses with management the Company's compliance with legal and regulatory requirements, the Company's policies with respect to risk assessment and management of risks that may affect the Company, and the Company's system of disclosure control and system of controls over financial reporting.

      We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

Code of Ethics

      The Company expects that all of its directors, officers and employees will maintain a high level of integrity in their dealings with and on behalf of the Company and will act in the best interests of the Company. The Company has adopted a Code of Business Conduct and Ethics ("Code of Ethics") which provides principles of conduct and ethics for the Company's directors, officers and employees. This Code of Ethics complies with the requirements of the Sarbanes-Oxley Act of 2002. This Code of Ethics is available on the Company's website at www.cirtran.com under "Investor Relations--Corporate Governance" and is also available in print to any stockholder who requests a copy by writing to our corporate secretary at 4125 South 6000 West, West Valley City, Utah 84128.

                               EXECUTIVE OFFICERS

      The following table sets forth certain information concerning the executive officers and directors of CirTran as of April 15, 2011:

Name                    Age                     Position
---------------------   -----  -------------------------------------------------
Iehab J. Hawatmeh       44     President, Chief Executive Officer, Director,
                               Chairman, Chief Financial Officer
Fadi Nora               50     Director
Kathryn Hollinger       60     Director

      Biographical information for our directors is included in the discussion beginning on page 5 concerning the nominees for director.

Indemnification of Officers and Directors

      Our current Bylaws do not provide for indemnification of our officers or directors. However, Nevada corporate law permits corporations to provide indemnification for officers and directors, either as provided in the corporation's articles of incorporation or bylaws, or in certain enumerated circumstances. The Board of Directors believes that the proposed Amended and Restated Bylaws would provide more certainty with respect to indemnification of the Company's officers and directors.

      If approved and adopted by the shareholders at the Annual Meeting, the Amended and Restated Bylaws would authorize us to indemnify our officers and directors under certain circumstances. We anticipate that we will enter into indemnification agreements with each of our executive officers and directors pursuant to which we will agree to indemnify each such person for all expenses and liabilities incurred by such person in connection with any civil or criminal action brought against such person by reason of their being an officer or director of the Company. In order to be entitled to such indemnification, such person must have acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Company and, with respect to criminal actions, such person must have had no reasonable cause to believe that his conduct was unlawful.

                             EXECUTIVE COMPENSATION

      The following table summarizes all compensation paid to the Named Executive Officers in each of the last two fiscal years.


                                          Summary Compensation Table

  Name and principal     Year    Salary      Bonus    Stock   Option      Nonequity     Nonqualified   All         Total
       position                   ($)         ($)     awards   awards   incentive plan   deferred      other       ($)
                                                       ($)      ($)      compensation   compensation compensation
                                                                             ($)         earnings     ($)(1)
                                                                                            ($)
          (a)             (b)      (c)        (d)      (e)      (f)          (g)            (h)        (i)        (j)
-------------------------------------------------------------------------------------------------------------------------
Iehab J. Hawatmeh, (2)    2010   $465,000   $194,035      --   $42,581              --           --   $28,773    $730,389
President and Chief       2009   $314,231         --      --   $10,538              --           --   $23,789    $348,558
Executive Officer
(Principal Executive
Officer)

Shaher Hawatmeh,(3)       2010   $210,000         --      --        --              --           --    $7,266    $217,266
Chief Operating Officer   2009   $210,000         --      --        --              --           --   $21,456    $231,456
----------------------

      (1) Amounts for Mr. Iehab Hawatmeh and Shaher Hawatmeh include $12,250 and $9,000 for car allowance, respectively, and $13,539 each for payments of medical insurance premiums.

      (2) Mr. Iehab Hawatmeh, has not received cash payments for salary during the year. His salary expense has been accrued.

      (3) As noted below, Mr. Shaher Hawatmeh resigned from the Company on March 5, 2010.

Employment Agreements

      On August 1, 2009, we entered into an Employment Agreement with Mr. Hawatmeh, our President, which amends and restates in their entirety (i) the Employment Agreement between us and Mr. Hawatmeh dated July 1, 2004, and the Amendment to Employment Agreement dated January 4, 2007. The term of the employment agreement continues until August 31, 2014, and automatically extends for successive one year periods, with an annual base salary of $345,000. The Employment Agreement also grants to Mr. Hawatmeh options to purchase a minimum of 6,000,000 shares of the Company's stock each year, with the exercise price of the options being the market price of the Company's Common Stock as of the grant date. The Employment Agreement also provides for health insurance coverage, cell phone, car allowance, life insurance, and director and officer liability insurance, as well as any other bonus approved by the Board. The Employment Agreement includes additional incentive compensation as follows: a quarterly bonus equal to 5 percent of the Company's earnings before interest, taxes, depreciation and amortization for the applicable quarter; bonuses equal to 1.0 percent of the net purchase price of any acquisitions completed by the Company that are directly generated and arranged by Mr. Hawatmeh; and an annual bonus (payable quarterly) equal to 1 percent of the gross sales, net of returns and allowances of all beverage products of the Company and its affiliates for the most recent fiscal year.

      Pursuant to the Employment Agreement, Mr. Hawatmeh's employment may be terminated for cause, or upon death or disability, in which event the Company is required to pay Mr. Hawatmeh any unpaid base salary and unpaid earned bonuses. In the event that Mr. Hawatmeh is terminated without cause, the Company is required to pay to Mr. Hawatmeh (i) within thirty (30) days following such termination, any benefit, incentive or equity plan, program or practice (the "Accrued Obligations") paid when the bonus would have been paid Employee if employed; (ii) within thirty (30) days following such termination (or on the earliest later date as may be required by Internal Revenue Code Section 409A to the extent applicable), a lump sum equal to thirty (30) month's annual base salary, (iii) bonuses owing under the Employment Agreement for the two year period after the date of termination (net of an bonus amounts paid as Accrued Obligations) based on actual results for the applicable quarters and fiscal years; and (iv) within twelve (12) months following such termination (or on the earliest later date as may be required by Internal Revenue Code Section 409A to the extent applicable), a lump sum equal to thirty (30) month's Annual Base Salary; provided that if Employee is terminated without cause in contemplation of, or within one (1) year, after a change in control, then two (2) times such annual base salary and bonus payment amounts.

      On July 1, 2004, we entered into an employment agreement with our President and CEO, Iehab Hawatmeh, with an effective date of June 26, 2004 for a term of five years, automatic renewal on a year-to-year basis, base salary of $225,000, bonus of 5% of earnings before interest, taxes, depreciation, and amortization, payable quarterly, as well as any other bonus approved by the Board, and health insurance coverage, cell phone, car allowance, life insurance, and director and officer liability insurance. Mr. Hawatmeh's employment could be terminated for cause, or upon death or disability; a severance penalty applied in the event of termination without cause, in an amount equal to five full years of the then-current annual base compensation, half upon termination and half one year later, together with a continuation of insurance benefits for a period of five years. On January 1, 2007, an amendment to the employment agreement became effective. The amended agreement is for a term of five years and renews automatically on a year-to year basis, provides for base salary of $295,000, plus a quarterly bonus of 5% of earnings before interest, taxes, depreciation, and amortization, as well as an annual bonus payable as soon as practicable after completion of the audit of the Company's annual financial statements equal to 0.5% of gross sales for the most recent fiscal prior year which exceed 120% of gross sales for the previous fiscal year, plus an additional bonus of 1% of the net purchase price of any acquisitions that are generated by the executive, and any other bonus approved by the Board. The amended agreement also provides for a grant of options to purchase 5,000,000 shares of the Company's Common Stock in accordance with the terms of the Company's Stock Option Plan, with terms and an exercise price at the fair market value of the Company's Common Stock on the date of grant. The amended agreement provides for benefits including health insurance coverage, car allowance, and life insurance.

      On March 5, 2010, we entered into a Separation Agreement ("Agreement") with Mr. Shaher Hawatmeh. As of the date of the "Agreement" Mr. Hawatmeh's employment with us terminated and he no longer has any further employment obligations with us. In consideration of his execution of this "Agreement" we will pay Mr. Hawatmeh's "Separation Pay" of $210,000 in twenty-six bi-weekly payments. The first payment of the Separation Pay was to begin on March 19, 2010. We have made the first payment to Mr. Hawatmeh. Additional terms of the separation agreement include payment of all amounts necessary to cover health and medial premiums on behalf of Mr. Hawatmeh, his spouse and dependents through April 20, 2010, all outstanding car allowances and expense ($750) due and owing as of February 28, 2010, satisfaction and payment by us (with a complete release of Mr. Hawatmeh) of all outstanding amounts due and owing on our Corporate American Express Card (issued in the name of Shaher) and the issuance and delivery to Mr. Hawatmeh of ten million (10,000,000) share of our Common Stock within a reasonable time following authorization by our stockholders of sufficient shares to cover such issuance.

      On May 1, 2009, PlayBev, a newly consolidated entity, entered into compensation agreements with its managers, Mr. Hawatmeh and Mr. Nora. The agreed compensation consists of a monthly fee of $10,000 for each manager, reimbursement of reasonable expenses on behalf of the Company, a car allowance for Mr. Nora of $1,000 per month to cover the cost of use, fuel and repairs. The Company has accrued $420,000 in compensation, which is included in related party payables as of December 31, 2010.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

      The following table summarizes information regarding options and other equity awards exercised and the awards owned by the Named Executive Officers that have vested as of December 31, 2010:


                                       Option Awards                                        Stock Awards
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              Equity
                                                                                                             Incentive
                                                                                                  Equity       Plan
                                                                                                 Incentive    Awards:
                                                                                                   Plan        Market or
                                            Equity                                                Awards:      Payout
                                           Incentive                                     Market  Number of    Value of
                                          Plan Awards:                        Number of Value of Unearned    Unearned
               Number of     Number of     Number of                         Shares or   Shares   Shares,      Shares,
               Securities    Securities    Securities                         Units of  or Units Units, or   Units, or
               Underlying    Underlying    Underlying                          Stock     of Stock Other         Other
              Unexer-cised  Unexercised    Unexercised                        That Have   That     Rights     Rights That
                Options       Options       Unearned    Option      Option      Not     Have Not That Have    Have Not
                  (#)           (#)         Options    Exercise   Expiration   Vested    Vested   Not Vested   Vested
   Name       Exercisable  Unexercisable       (#)      Price ($)    Date        (#)      ($)       (#)         ($)
   (a)            (b)           (c)            (d)         (e)        (f)        (g)      (h)       (i)         (j)
-------------------------------------------------------------------------------------------------------------------------
Iehab J.       6,000,000         -              -        $0.013    01-18-12       -        -         -           -
Hawatmeh,      6,000,000         -              -        $0.012    11-21-12       -        -         -           -
President and
Chief
Executive
Officer (1)
----------------------------------

      (1) Includes amounts related to two separate grants of options, one at the beginning and one at the end of 2007. The former grant was intended to relate to services to be rendered during 2007, and the latter was intended to relate to services to be rendered during 2008.

                             DIRECTOR COMPENSATION

      The table below summarizes the compensation paid by the Company to our directors for the fiscal year ended December 31, 2010.

                                                                         Nonqualified
                                                        Non-equity         deferred
                 Fees earned or Stock     Option      incentive plan     compensation      All other
                  paid in cash   awards    awards      compensation        earnings       compensation   Total
      Name            ($)          ($)       ($)           ($)               ($)              ($)         ($)
---------------------------------------------------------------------------------------------------------------
      (a)             (b)          (c)       (d)           (e)               (f)              (g)         (h)
----------------------------------------------------------------------------------------------------------------

Iehab Hawatmeh
(1)                   -             -          -             -                -                -             -
----------------------------------------------------------------------------------------------------------------
Fadi Nora (2)    20,000             -     53,703             -                -           27,261        100,964
----------------------------------------------------------------------------------------------------------------

------------------------

      (1) Iehab Hawatmeh also served as an executive officer of the Company during 2010. He received compensation for his services as an executive officer, set forth above in the Summary Compensation Table. He did not receive any additional compensation for his services as director of the Company.

      (2) The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes, excluding the effect of estimated forfeitures, for the fiscal year ended December 31, 2010, in accordance with accounting principles. Assumptions used in the calculation of these amounts are included in Note 21 to the Company's audited financial statements for the year ended December 31, 2010.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information regarding the ownership of the Company's Common Stock by each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding shares of Common Stock, or who is (i) each person who is currently a director, (ii) each Named Executive Officer, (iii) all current directors and Named Executive Officers as a group as of April 15, 2011.


  (1) Title of class   (2) Name of beneficial owner                 Amount and nature of    Percent of class
                                                                    beneficial ownership
----------------------------------------------------------------------------------------------------------------

Common Stock           Iehab J. Hawatmeh (1)                            157,060,960              10.5%


                       Fadi Nora (2)                                     93,294,199               6.2%


                       All Officers and Directors as a Group             250,355,159              16.7%
                       (2 persons)
--------------------


      (1) Includes options to purchase up to 24,000,000 shares that can be exercised anytime at exercise prices ranging between $0.012 and $0.013 per share. Excludes shares underlying a Stock Purchase Agreement to purchase 50,000,000 shares.

      (2) Includes 2,599,500 shares beneficially owned by Mr. Nora's spouse. Also includes options to purchase up to 9,600,000 shares that can be exercised anytime at exercise prices ranging between $0.012 and $0.013 per share. Includes 12,000,000 shares received from Mrs. Sawabini, on behalf of her husband Mr. Fakhouri. Excludes shares underlying a Stock Purchase Agreement to purchase 75,000,000 shares.

      The persons named in the table have sole or shared voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable. Beneficial ownership is determined according to the rules of the Securities and Exchange Commission, and generally means that person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power over that security. Each director, officer, or 5% or more stockholder, as the case may be, has furnished us information with respect to beneficial ownership. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed above, based on the information each of them has given to us, have sole or shared investment and voting power with respect to their shares, except where community property laws may apply.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and persons who beneficially own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater-than-ten-percent stockholders are also required by the SEC to furnish us with copies of all Section 16(a) forms that they file.

      Based solely upon a review of these forms that were furnished to the Company, and based on representations made by certain persons who were subject to this obligation that such filings were not required to be made, the Company believes that all reports that were required to be filed by these individuals and persons under Section 16(a) were filed on time in fiscal year 2010, except as follows:

      One of the Company's directors, Mr. Nora, has not filed a Form 4 or Form 5 since April 2008. He is in the process of preparing a Form 5 to make required disclosures, and anticipates filing the Form 5 in the second quarter of 2011.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Play Beverages, LLC

      Effective January 1, 2010, the Company began to consolidate into its financial statements the accounts of PlayBev Corporation, formerly an unconsolidated related party. PlayBev Corporation holds the Playboy license and is majority-owned by the Company and its related parties. In prior years, PlayBev was not required to be consolidated due to lack of control over significant decisions by the Company or its affiliates. However. in the fourth quarter of 2010, the Company reevaluated its relationship with PlayBev and concluded that it was required to consider whether it had a variable interest in PlayBev. Management concluded that PlayBev's level of equity was not sufficient to permit PlayBev to operate on its own without additional subordinated support and that the Company was the primary beneficiary for accounting purposes.

      During 2006, Playboy Enterprises International, Inc. ("Playboy") entered into a licensing agreement with Play Beverages, LLC ("PlayBev"), then an unrelated Delaware limited liability company, whereby PlayBev agreed to internationally market and distribute a new energy drink carrying the Playboy name and "Rabbit Head" logo symbol. In May 2007, PlayBev entered into an exclusive agreement with the Company to arrange for the manufacture, marketing and distribution of the energy drinks, other Playboy-licensed beverages, and related merchandise through various distribution channels throughout the world.

      In an effort to finance the initial development and marketing of the new drink, the Company with other investors formed After Bev Group LLC ("AfterBev"), a California limited liability company and partially owned, consolidated subsidiary of the Company. The Company contributed its expertise in exchange for an initial 84 percent membership interest in AfterBev. The other initial AfterBev members contributed $500,000 in exchange for the remaining 16 percent. The Company borrowed an additional $250,000 from an individual, and contributed the total $750,000 to PlayBev in exchange for a 51 percent interest in PlayBev's cash distributions. The Company previously recorded this $750,000 amount as an investment in PlayBev, accounted for under the cost method. PlayBev then remitted these funds to Playboy as part of a guaranteed royalty prepayment. Along with the membership interest granted the Company, PlayBev agreed to appoint the Company's president and one of the Company's directors to two of PlayBev's three executive management positions. Additionally, an unrelated executive manager of PlayBev resigned, leaving the remaining two executive management positions occupied by the Company president and one of the Company's directors. On August 23, 2008, PlayBev's members agreed to amend its operating agreement to change the required membership vote on major managerial and organizational decisions from 75 percent to 95 percent. Since 2007, the two affiliates personally purchased membership interests from PlayBev directly and from other PlayBev members constituting an additional 23.1 percent, which aggregated 34.35 percent. Despite the combined 90.5 percent interest owned by these affiliates and the Company, the Company cannot unilaterally control significant operating decisions of PlayBev, as the amended operating agreement requires that various major operating and organizational decisions be agreed to by at least 95 percent of all members. The other members of PlayBev are not affiliated with the Company. In previous years, management concluded that while PlayBev is a related party, the Company did not have the ability to unilaterally control significant operating decisions of PlayBev, and therefore had not accounted for PlayBev's operations as if it was a consolidated subsidiary. However, on January 1, 2010, the Company adopted ASU 2009-17 (ASC Topic 810, Consolidation), Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities. ASU 2009-17 amends the consolidation guidance applicable to variable interest entities ("VIEs") and requires additional disclosures concerning an enterprise's continuing involvement with VIEs. The Company evaluated the impact of this guidance and determined that the adoption resulted in the December 31, 2010, consolidation of PlayBev.

      PlayBev has no operations, so under the terms of the exclusive manufacturing and distribution agreement, we were appointed as the master manufacturer and distributor of the beverages and other products that PlayBev licensed from Playboy. In so doing, we assumed all the risk of collecting amounts owed from customers, and contracting with vendors for manufacturing and marketing activities. In addition, PlayBev is owed a royalty from the Company equal to our gross profits from collected beverage sales, less 20 percent of our related cost of goods sold, and 6 percent our collected gross sales. We incurred $745,121 in royalty expenses due to PlayBev during the year ended December 31, 2009. The intercompany royalty and expense items have been eliminated in the consolidated financial statements as of and for the year ended December 31, 2010.

      We also agreed to provide services to PlayBev for initial development, marketing, and promotion of the new beverage. These services are to be billed to PlayBev and recorded as an account receivable from PlayBev. We initially agreed to carry up to a maximum of $1,000,000 as a receivable due from PlayBev in connection with these billed services. On March 19, 2008 we agreed to increase the maximum amount it would carry as a receivable due from PlayBev, in connection with these billed services, from $1,000,000 to $3,000,000. As of March 19, 2008 we also began charging interest on the outstanding amounts owing at a rate of seven percent per annum. PlayBev has agreed to repay the receivable and accrued interest out of the royalties due PlayBev. We have billed PlayBev for marketing and development services totaling $3,776,101 for the year ended December 31, 2009, which has been included in revenues for our marketing and media segment during 2009. As of December 31, 2009, the interest accrued on the balance owing from PlayBev totaled $735,831. The net amount due us from PlayBev for marketing and development services, after netting the royalty owed to PlayBev, totaled $6,955,817 at December 31, 2009. All these intercompany balances have been eliminated in the consolidated financial statements as of December 31, 2010.

AfterBev Group, LLC

      Following AfterBev's organization in May 2007, we entered into consulting agreements with two individuals, one of whom had loaned us $250,000 when we invested in PlayBev, and the other one was one of our directors. The agreements provided that we assign to each individual approximately one-third of our share in future AfterBev cash distributions, in exchange for their assistance in the initial AfterBev organization and planning, along with their continued assistance in subsequent beverage development and distribution activities. The agreements also provided that as we sold a portion of its membership interest in AfterBev, the individuals would each be owed their proportional assigned share distributions in the proceeds of such a sale. The actual payment of the distributions depended on what we did with the sale proceeds. If we used the proceeds to help finance beverage development and marketing activities, the payment of distributions would be deferred, pending collections from customers once beverage product sales eventually commenced. Otherwise, the proportional assigned share distributions would be due to the two individuals.

      Throughout the balance of 2007, as energy drink development and marketing activities progressed, we raised additional funds by selling portions of its membership interest in AfterBev to other investors, some of whom were our stockholders. In some cases, we sold a portion of its membership interest, including voting rights. In other cases, we sold merely a portion of its share of future AfterBev profits and losses. By the end of 2007, after taking into account the two interests it had assigned, we had retained a net 14 percent interest in AfterBev's profits and losses, but had retained 52 percent of all voting rights in AfterBev. We recorded the receipt of these net funds as increases to its existing minority interest in AfterBev, and the rest as amounts owing as distributable proceeds payable to the two individuals with assigned interests of our original share of AfterBev.

      At the end of 2007, we agreed to convert the amount owing to one of the individuals into a promissory note. In exchange, the individual agreed to relinquish his approximately one-third portion of our remaining share of AfterBev's profits and losses. Instead, the individual received a membership interest in AfterBev. In January 2008, the other assignee, which is one our directors, similarly agreed to relinquish the distributable proceeds owed to him, in exchange for an interest in AfterBev's profits and losses. Accordingly, he purchased a 24 percent interest in AfterBev's profits and losses in exchange for foregoing $863,973 in amounts due to him. Of this 24 percent, by the end of December 31, 2008, the director had sold or transferred 23 percent to unrelated investors and retained the remaining 1 percent interest in AfterBev's profits and losses. In turn, the director loaned $834,393 to us in the form of unsecured advances. Of the amounts loaned, $600,000 was used to purchase interest in PlayBev directly which resulted in a reduction of $600,000 of amounts owed by PlayBev to us. During the year ended December 31, 2009, the director advanced an additional $500,000 to us for his purchase of an additional 3 percent interest in PlayBev, which resulted in a reduction of $500,000 of amounts owed by PlayBev to us. As of December 31, 2010 we still owed the director $686,999 in the form of unsecured advance. In addition, during the year ended December 31, 2009 one of our directors and our president purchased 6 percent and 5 percent of AfterBev shares, respectively, in private sales from existing stockholders of Afterbev.

Global Marketing Alliance

      We entered into an agreement with GMA, and hired GMA's owner as the Vice President of CirTran Online (CTO), one of our subsidiaries. Under the terms of the agreement, we outsource to GMA the online marketing and sales activities associated with our CTO products. In return, we provide bookkeeping and management consulting services to GMA, and pay GMA a fee equal to five percent of CTO's online net sales. In addition, GMA assigned to us all of its web-hosting and training contracts effective as of January 1, 2007, along with the revenue earned thereon, and we also assumed the related contractual performance obligations. We recognize the revenue collected under the GMA contracts, and remit back to GMA a management fee approximating their actual costs. We recognized net revenues from GMA related products and services in the amount of $1,095,086 and $2,572,955 for the years ended December 31, 2010 and 2009, respectively.

Transactions involving ANAHOP, Inc.

      In May 2006, we closed a private placement of shares of the Company's Common Stock and warrants (the "May Private Offering"). Pursuant to a securities purchase agreement we issued 14,285,715 shares of Common Stock (the "May Shares") to ANAHOP, Inc. ("ANAHOP"), a California company partially owned by Fadi Nora. The consideration paid for the May Shares was $1,000,000. In addition to the Shares, the Company issued warrants (the "Warrants") to designees of ANAHOP to purchase up to an additional 36,000,000 shares of Common Stock. Of this amount, Mr. Nora was designated to receive Warrants to purchase 10,000,000 shares of Common Stock.

      In June 2006, the Company closed a second private placement of shares of its Common Stock and warrants (the "June Private Offering"). Pursuant to a securities purchase agreement (the "Agreement"), the Company agreed to issue up to 28,571,428 shares of Common Stock (the "June Shares") to ANAHOP. The total consideration to be paid for the June Shares will be $2,000,000 if all tranches of the sale close.

      Pursuant to the Agreement, ANAHOP agreed to pay $500,000 (the "First Tranche Payment"). Upon the receipt of the First Tranche Payment, the Company agreed to issue a certificate or certificates to the Purchaser representing 7,142,857 of the June Shares.

      The remaining $1,500,000 is to be paid by ANAHOP as follows:

      (i) No later than thirty calendar days following the date on which any class of the Company's capital stock is first listed for trading on either the Nasdaq Small Cap Market, the Nasdaq Capital Market, the American Stock Exchange, or the New York Stock Exchange, ANAHOP agreed to pay an additional $500,000 to the Company; and

      (ii) No later than sixty calendar days following the date on which any class of the Company's capital stock is first listed for trading on either the Nasdaq Small Cap Market, the Nasdaq Capital Market, the American Stock Exchange, or the New York Stock Exchange, ANAHOP agreed to pay an additional $1,000,000 to the Company. (The payments of $500,000 and $1,000,000 are referred to collectively as the "Second Tranche Payment.")

      Upon receipt by the Company of the Second Tranche Payment, the Company agreed to issue a certificate or certificates to ANAHOP representing the remaining 21,428,571 June Shares.

      Additionally, once the Company has received the Second Tranche Payment, the Company agreed to issue warrants to designees of ANAHOP to purchase up to an additional 63,000,000 shares.

      On April 11, 2008, Mr. Nora disassociated himself from the other principals of ANAHOP, and as part of the asset settlement, relinquished ownership of 12,857,144 shares of CirTran Corporation Common Stock and all of the warrants previously assigned to him.

OTHER MATTERS

Stockholder Proposals

      Any stockholder proposal intended to be considered for inclusion in the proxy statement for presentation in connection with the 2011 Annual Meeting of Stockholders must have been received by the Company by December 31, 2010. No valid proposals were received from eligible stockholders. As of the date of this Proxy Statement, the Board does not intend to present, and has not been informed that any other person intends to present, any matter for action at the Meeting, other than as set forth herein and in the Notice of Meeting. If any other matter properly comes before the meeting, it is intended that the holders of proxies will act in accordance with their best judgment on these matters.

      Any stockholder proposal intended to be considered for inclusion in the proxy statement for presentation in connection with the 2012 Annual Meeting of Stockholders must have been received by the Company by December 31, 2011. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. The Company suggests that any such request be submitted by certified mail, return receipt requested. The Board of Directors will review any proposal which is received by December 31, 2011, and determine whether it is a proper proposal to present to the 2012 Annual Meeting.

Solicitation of Proxies

      The accompanying proxy is solicited on behalf of the Board. In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit proxies personally or by telephone and, if deemed necessary, third party solicitation agents may be engaged by the Company to solicit proxies by means of telephone, facsimile or telegram, although no such third party has been engaged by the Company, as of the date hereof.

      Stockholders who currently receive multiple copies of the proxy statement (and related documents) at their address and would like to request "householding" of their communications should contact their broker or, if a stockholder is a registered holder of shares of Common Stock, he or she should submit a written request to the Company's transfer agent for its Common Stock, Interwest Stock Transfer, 1981 East 4800 South, Suite # 100, Salt Lake City, Utah 84117. Stockholders who are now "householding" their communications, but who wish to receive separate proxy statements (and related documents) in the future may also notify the transfer agent. We will promptly deliver, upon written or oral request, a separate copy of the proxy statement (and related documents) at a shared address to which a single copy was delivered.

                                 ANNUAL REPORT

      We will provide, without charge, on the written request of any beneficial owner of shares of our Common Stock entitled to vote at the Annual Meeting of Stockholders, a copy of our Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission for our fiscal year ended December 31, 2009. Written requests should be mailed to CirTran, Attention: Investor Relations, 4125 South 6000 West, West Valley City, Utah 84128.

      Please return the enclosed proxy card as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the annual meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy card exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

                              FURTHER INFORMATION

      Additional copies of the Company's Annual Report on Form 10-K for the year ended December 31, 2010, (including financial statements and financial statement schedules), that has been filed with the Securities and Exchange Commission may be obtained without charge by writing to CirTran, Attention: Investor Relations, 4125 South 6000 West, West Valley City, Utah 84128. The reports and other filings of CirTran, including this Proxy Statement, also may be obtained from the SEC's on-line database, located at www.sec.gov.

         By Order of the Board of Directors,


         --------------------------------------------
         Iehab Hawatmeh, Chief Executive Officer and
         Chairman of the Board of Directors

Date:  June ___, 2011

                                   APPENDIX 1

                         PROPOSED ARTICLES OF AMENDMENT

                                   APPENDIX 2

                      PROPOSED AMENDED AND RESTATED BYLAWS

                              CIRTRAN CORPORATION

                         Annual Meeting of Stockholders
                                August 11, 2011

                                     PROXY

   This Proxy is solicited on behalf of the Board of Directors for use at the
                       Annual Meeting on August 11, 2011

The undersigned appoints Iehab Hawatmeh, Chairman of the Board of Directors, or, failing him, Fadi Nora, Director, with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of stockholders of CirTran Corporation, to be held August 11, 2011, beginning at 10:00 am, MDT, at its corporate offices located at 4125 South 6000 West, West Valley City, Utah 84128, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the proxy statement sent to stockholders, a copy of which has been received by the undersigned, as follows:

Please mark your votes as indicated [X]
                                       Total Number of Shares Held: ____________

This proxy when properly signed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS .

1.    Election of Directors

Nominees -       Iehab J. Hawatmeh
                 Fadi Nora
                 Kathryn Hollinger

           FOR Election of       NOT FOR Election of                 ABSTAIN
            ALL Nominees            ALL Nominees
                [  ]                   [  ]                           [  ]

Except vote withheld from the following nominee listed above. (INSTRUCTION: To withhold authority to vote for a nominee, strike a line through the nominee's name in the list below.)

Iehab J. Hawatmeh
Fadi Nora
Kathryn Hollinger


2. Ratify the Board of Directors' selection of Hansen Barnett & Maxwell, P.C. as the Independent Registered Public Accounting Firm and Auditor of the Company for the year ending December 31, 2011

                  FOR                  NOT FOR                       ABSTAIN

                 [  ]                   [  ]                          [  ]

3. To approve a proposed amendment to the Company's Articles of Incorporation that increases the authorized capital of the Company to include 4,500,000,000 shares of common stock


                  FOR                  NOT FOR                       ABSTAIN

                 [  ]                   [  ]                          [  ]


4.    To approve and adopt Amended and Restated Bylaws of the Company


                  FOR                  NOT FOR                       ABSTAIN

                 [  ]                   [  ]                          [  ]


5. To approve a proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional Proxies


                  FOR                  NOT FOR                       ABSTAIN

                 [  ]                   [  ]                          [  ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).




--------------------------------------------------------------------------------
Print Name                         Signature                         Date

              ARTICLES OF AMENDMENT FOR ARTICLES OF INCORPORATION

                            CERTIFICATE OF AMENDMENT

             Certificate of Amendment to Articles of Incorporation
             -----------------------------------------------------
                         For Nevada Profit Corporations
                         ------------------------------
         (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
                              -Remit in Duplicate-

1.    Name of Corporation: CirTran Corporation.

2. The articles have been amended as follows (provide article numbers, if available):

      The Articles of Incorporation are to be amended by striking out the first paragraph of Article IV, as amended to date, in its entirety, and inserting a new first paragraph of Article IV reading as follows:

                                   ARTICLE IV
                                 CAPITALIZATION

      The aggregate number of shares which this Corporation shall have authority to issue is 4,500,000,000 Common Shares having a par value of $0.001 per share. Each share of stock shall entitle the holder thereof to one (1) vote on each matter submitted to a vote at a meeting of the shareholders. All stock of the Corporation shall be of the same class and shall have the same rights and preferences. The capital stock of the Corporation shall be issued as fully paid, and the private property of the shareholders shall not be liable for the debts, obligations or liabilities of the Corporation. Fully paid stock of this Corporation shall not be liable to any further call of assessment.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as ay be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:
      __________________ in favor; against; and abstaining.*

4.       Signatures (Required):


---------------------------                  -----------------------------------
President or Vice President                  and  Secretary or Asst. Secretary

*If any proposed amendment would alter or change any preference or relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof. IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

                              AMENDED AND RESTATED

                                     BYLAWS





                                       OF





                              CiRTRAN CORPORATION









                              a Nevada corporation









                                      2011

                               TABLE OF CONTENTS


ARTICLE I OFFICES.............................................................1

   Section 1.01.       Locations of Offices...................................1
   Section 1.02.       Principal Nevada Office................................1

ARTICLE II SHAREHOLDERS.......................................................1

   Section 2.01.       Annual Meeting.........................................1
   Section 2.02.       Special Meetings.......................................1
   Section 2.03.       Place of Meetings......................................2
   Section 2.04.       Notice of Meetings.....................................2
   Section 2.05.       Closing of Transfer Books..............................2
   Section 2.06.       Voting Lists...........................................2
   Section 2.07.       Quorum.................................................3
   Section 2.08.       Proxies................................................3
   Section 2.09.       Voting of Shares by Corporation........................3
   Section 2.10.       Voting of Shares.......................................3
   Section 2.11.       Informal Action by Shareholders........................3
   Section 2.12.       Examination by Shareholders of Books and Records.......4

ARTICLE III BOARD OF DIRECTORS................................................4

   Section 3.01.       General Powers.........................................4
   Section 3.02.       Number, Tenure, and Qualifications.....................4
   Section 3.03.       Regular Annual Meeting.................................4
   Section 3.04.       Regular Meetings.......................................4
   Section 3.05.       Special Meetings.......................................4
   Section 3.06.       Notice.................................................4
   Section 3.07.       Quorum.................................................5
   Section 3.08.       Manner of Acting.......................................5
   Section 3.09.       Vacancies and Newly Created Directorships..............5
   Section 3.10.       Compensation...........................................5
   Section 3.11.       Presumption of Assent..................................5
   Section 3.12.       Resignations...........................................5
   Section 3.13.       Informal Action by Directors...........................5
   Section 3.14.       Meetings by Telephone Conference Call..................6
   Section 3.15.       Removal of Directors...................................6

ARTICLE IV OFFICERS...........................................................6

   Section 4.01.       Number.................................................6
   Section 4.02.       Election, Term of Office, and Qualifications...........6
   Section 4.03.       Subordinate Officers, etc..............................7
   Section 4.04.       Resignations...........................................7
   Section 4.05.       Removal................................................7

   Section 4.06.       Vacancies and Newly Created Offices....................7
   Section 4.07.       The Chairman of the Board..............................7
   Section 4.08.       The President..........................................7
   Section 4.09.       The Vice-Presidents....................................8
   Section 4.10.       The Secretary..........................................8
   Section 4.11.       The Chief Financial Officer............................9
   Section 4.12.       General Manager........................................9
   Section 4.13.       Salaries..............................................10

ARTICLE V EXECUTION OF INSTRUMENTS, BORROWING OF MONEY AND DEPOSIT OF
                       CORPORATE FUNDS.......................................10

   Section 5.01.       Execution of Instruments..............................10
   Section 5.02.       Loans.................................................10
   Section 5.03.       Deposits..............................................11
   Section 5.04.       Checks, Drafts, etc...................................11
   Section 5.05.       Bonds and Debentures..................................11
   Section 5.06.       Sale, Transfer, etc., of Securities...................11
   Section 5.07.       Proxies...............................................11

ARTICLE VI CAPITAL STOCK.....................................................12

   Section 6.01.       Stock Certificates....................................12
   Section 6.02.       Transfer of Stock.....................................12
   Section 6.03.       Regulations...........................................12
   Section 6.04.       Maintenance of Stock Book at Principal Place of
                       Business..............................................12
   Section 6.05.       Transfer Agents and Registrars........................13
   Section 6.06.       Closing of Transfer Books and Fixing of Record
                       Date..................................................13
   Section 6.07.       Lost or Destroyed Certificates........................13

ARTICLE VII EXECUTIVE COMMITTEE AND OTHER COMMITTEES.........................14

   Section 7.01.       How Constituted.......................................14
   Section 7.02.       Powers................................................14
   Section 7.03.       Proceedings...........................................14
   Section 7.04.       Quorum and Manner of Acting...........................14
   Section 7.05.       Meetings by Telephone Conference Call.................14
   Section 7.06.       Informal Action by Committee Members..................14
   Section 7.07.       Resignations..........................................15
   Section 7.08.       Removal...............................................15
   Section 7.09.       Vacancies.............................................15
   Section 7.10.       Compensation..........................................15

ARTICLE VIII INDEMNIFICATION.................................................15

   Section 8.01.       Indemnification Third Party Actions...................15
   Section 8.02.       Indemnification Corporation Actions...................16

   Section 8.03.       Determination.........................................16
   Section 8.04.       General Indemnification...............................16
   Section 8.05.       Advances..............................................16
   Section 8.06.       Scope of Indemnification..............................17
   Section 8.07.       Insurance.............................................17

ARTICLE IX FISCAL YEAR.......................................................17


ARTICLE X DIVIDENDS..........................................................17


ARTICLE XI AMENDMENTS........................................................17

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                              CIRTRAN CORPORATION


                                   ARTICLE I

                                    OFFICES
                                    -------

      Section 1.01. Locations of Offices. The corporation may maintain such offices, within or without the State of Nevada, as the Board of Directors may from time to time designate.

      Section 1.02. Principal Nevada Office. The address of the principal office of the corporation in the State of Nevada shall be located at 2360 Corporate Circle, Ste 400, Henderson, Nevada 89074, and said address may be changed by the Board of Directors at any time.

                                   ARTICLE II

                                  SHAREHOLDERS
                                  ------------

      Section 2.01. Annual Meeting. The annual meeting of the shareholders shall be held on the second Tuesday of April of each year, or at such time as is provided in the notice of the meeting, provided that whenever such date falls on a legal holiday the meeting shall be held on the next succeeding business day, beginning with the year following the filing of the Articles of Incorporation, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the election of directors shall not be held on the day designated herein for the annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as may be convenient.

      Section 2.02. Special Meetings. Special meetings of the shareholders may be called at any time by the Chairman of the Board, the President, or by the Board of Directors, or in their absence or disability, by any Vice-President, and shall be immediately called by the President, or in his absence or disability, by a Vice-President, or by the Secretary upon the written request of the holders of not less than one-tenth of all the shares entitled to vote at the meeting, such written request to state the purpose, or purposes, of the meeting and to be delivered to the President, such Vice-President or the Secretary. In case of failure to call such meeting within twenty (20) days after such request, such shareholder or shareholders may call the same.

      Section 2.03. Place of Meetings. The Board of Directors may designate any place, either within or without the State of Nevada, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or without the State of Nevada, as the place for the holding of such meeting. If no such designation is made, or if a special meeting be otherwise called, the place of meeting shall be at the principal office of the corporation. (78.310 and 78.375) Citations in parentheses are to Nevada Revised Statutes, Volume 4. These citations are for reference only and shall not constitute a part of these bylaws. Section 2.04. Notice of Meetings. The Secretary or Assistant Secretary, if any, shall cause notice of the date, time, place, and purpose or purposes of all meetings of the shareholders (whether annual or special), to be mailed at least ten (10) (but not more than sixty (60)) days prior to the meeting, to each shareholder of record entitled to vote. (78.370)

      Section 2.05. Closing of Transfer Books. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the corporation may provide that the stock transfer books shall be closed, for a period of not more than sixty (60) days, for the purpose of determining shareholders entitled to notice of or to vote at such meeting. If the stock transfer books are closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting, such books shall be closed for at least ten (10) days immediately preceding such meeting.

      In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty (60) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof. (75.350)

      Section 2.06. Voting Lists. The officer or agent having charge of the stock transfer books for shares of the corporation shall make a complete list of the shareholders entitled to vote at each meeting of the shareholders of the corporation or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder, for any purpose germane to the meeting, during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.

      Section 2.07. Quorum. A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than a majority of the outstanding shares is represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

      Section 2.08. Proxies. At each meeting of the shareholders, each shareholder entitled to vote shall be entitled to vote in person or by proxy, provided, however, that the right to vote by proxy shall exist only in case the instrument authorizing such proxy to act shall have been executed in writing by the stockholder or by his duly authorized attorney in fact. Such instrument authorizing a proxy to act shall be delivered at the beginning of such meeting to the Secretary of the corporation or to such other officer or person who may, in the absence of the Secretary be acting as Secretary of the meeting. In the event that any such instrument shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one be present, that one shall (unless the instrument shall otherwise provide) have all of the powers conferred by the instrument upon all persons so designated. No proxy shall be valid after six months from the date of its execution, unless otherwise provided in the proxy, which in no case shall exceed seven years from the date of its execution. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held, except that no trustee or pledgee shall be entitled to vote shares held by him without a transfer of such shares into his name. (78.355)

      Section 2.09. Voting of Shares by Corporation. In addition to regulations and restrictions imposed by law upon the voting of shares, shares of its own stock belonging to the corporation or held by it in a fiduciary capacity shall not be voted directly or indirectly at any meeting and shall not be counted in determining the total number of outstanding shares at any given time. (78.283)

      Section 2.10. Voting of Shares. Each outstanding share of stock shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that voting rights of the shares of any class or classes are limited or denied by the Articles of Incorporation of the corporation as permitted by law.

      Section 2.11. Informal Action by Shareholders. Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, except the election of directors, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by a majority of the shareholders entitled to vote with respect to the subject matter thereof. (78.320, 78.325)

      Section 2.12. Examination by Shareholders of Books and Records. Any person who is a shareholder of record, upon written demand stating the purpose thereof, shall have the right to examine, in person, or by agent or attorney, at any reasonable time or times, for any proper purpose, the corporation's books and records of account, minutes of record of shareholders and to make extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. (78.257)

                                  ARTICLE III

                               BOARD OF DIRECTORS
                               ------------------

      Section 3.01. General Powers. The property, affairs and business of the corporation shall be managed by its Board of Directors. The Board of Directors may exercise all the powers of the corporation whether derived from law or the Articles of Incorporation, except such powers as are by statute, by the Articles of Incorporation or by these Bylaws, vested solely in the stockholders of the corporation. (78.120)

      Section 3.02. Number, Tenure, and Qualifications. The number of directors of the corporation shall not be fewer than one (1) nor more than nine (9). The number of directors may be fixed or changed within the range by the shareholders or the Board of Directors, but no decrease shall shorten the term of an incumbent director.

      Each director shall hold office until the election at the next annual meeting of the shareholders and until his successor shall have been elected and shall qualify. Directors need not be residents of the State of Nevada or shareholders of the corporation. (78.115, 78.330)

      Section 3.03. Regular Annual Meeting. A regular annual meeting of the Board of Directors shall be held without other notice than this Bylaw, immediately after, and at the same place as, the annual meeting of shareholders.

      Section 3.04. Regular Meetings. The Board of Directors may provide by resolution, the time and place, either within or without the State of Nevada, for the holding of regular meetings without other notice than such resolution. (78.310)

      Section 3.05. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the President, Vice-President, or any director. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Nevada, as the place for holding any special meeting of the Board of Directors called by them.

      Section 3.06. Notice. Notice of any special meeting shall be given at least five (5) days prior thereto by written notice delivered personally or mailed to each director at his business address, or by telegram. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any director may waive notice of any meeting.

      Section 3.07. Quorum. A majority of the number of directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than a majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice. (78.315)

      Section 3.08. Manner of Acting. The act of a majority of the directors present at a meeting at which a quorum is present shall, unless the act of a greater number of directors is required by the Articles of Incorporation of the corporation or these Bylaws, be the act of the Board of Directors and individual directors shall have no power as such. (78.315)

      Section 3.09. Vacancies and Newly Created Directorships. If any vacancies shall occur in the Board of Directors by reason of death, resignation, or otherwise, or if the number of directors shall be increased, the directors then in office shall continue to act and such vacancies or newly created directorships shall be filled by a vote of the directors then in office, though less than a quorum, in any way approved by the meeting. Any directorship to be filled by reason of the removal of one or more directors by the shareholders may be filled by election by the shareholders at the meetings at which the director or directors are removed. (78.335, 78.340)

      Section 3.10. Compensation. By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

      Section 3.11. Presumption of Assent. A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting, unless he shall file his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof, or shall forward such dissent by registered or certified mail to the Secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

      Section 3.12. Resignations. A director may resign at any time by delivering a written resignation to either the President, a Vice-President, the Secretary or Assistant Secretary, if any. Unless otherwise provided in the resignation, the resignation shall become effective on its acceptance by the Board of Directors, provided that if the Board has not acted thereon within ten
(10) days from the date presented, the resignation shall be deemed accepted. (78.335)

      Section 3.13. Informal Action by Directors. Any action required to be taken at a meeting of the directors of the corporation or any other action which may be taken at a meeting of the directors or of a committee, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by all of the directors, or all of the members of the committee, as the case may be. Such written consent shall be filed with the minutes of proceedings of the board of directors or committee. Such consent shall have the same legal effect as a unanimous vote of all the directors or members of the committee. (78.315)

      Section 3.14. Meetings by Telephone Conference Call. Members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at such meeting. (78.315)

      Section 3.15. Removal of Directors. At a shareholders' meeting called expressly for that purpose, directors may be removed in the manner provided in this section unless otherwise provided by the Articles of Incorporation. One or more director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of the not less than two-thirds (2/3) of the shares then entitled to vote at an election of directors. If at the time of any shareholders' meeting called for such purpose the shareholders are entitled to cumulate their votes for directors and if less than the entire Board is to be removed, no one of the directors may be removed if the votes of a sufficient number of shares are cast against his removal which, if then cumulatively voted at an election of the entire Board of Directors, or, if there be classes of directors, at an election of the class of directors of which he is a part, would be sufficient to elect him. Whenever the holders of the shares of any class are entitled to elect one or more directors by the provisions of the Articles of Incorporation, the provisions of this section shall apply, in respect of the removal of a director or a director so elected, to the vote of the holders of the outstanding shares of that class and not to the vote of the outstanding shares as a whole. (78.335)

                                   ARTICLE IV

                                    OFFICERS
                                    --------

      Section 4.01. Number. The officers of the corporation shall be a President, a Secretary, a Treasurer, a Resident Agent, and such other officers as may be appointed by the Board of Directors, including one or more Vice-Presidents, as shall be determined by resolution. The Board of Directors may elect, but shall not be required to elect, a Chairman of the Board and the Board of Directors may appoint a General Manager. (78.130)

      Section 4.02. Election, Term of Office, and Qualifications. The officers shall be chosen by the Board of Directors annually at its annual meeting. In the event of failure to choose officers at an annual meeting of the Board of Directors, officers may be chosen at any regular or special meeting of the Board of Directors. Each such officer (whether chosen at an annual meeting of the Board of Directors to fill a vacancy or otherwise) shall hold his office until the next ensuing annual meeting of the Board of Directors and until his successor shall have been chosen and qualified, or until his death or until his resignation or removal in the manner provided in these Bylaws. Any one person may hold any two or more of such offices except that the President shall not also be the Secretary. No person holding two or more offices shall act in or execute any instrument in the capacity of more than one office. The Chairman of the Board, if any, shall be and remain director of the corporation during the term of his offices. No other officer need be a director. (78.130)

      Section 4.03. Subordinate Officers, etc. The Board of Directors from time to time may appoint such other officers or agents as it may deem advisable, each of whom shall have such title, hold office for such period, have such authority, and perform such duties as the Board of Directors from time to time may determine. The Board of Directors from time to time may delegate to any officer or agent the power to appoint any such subordinate officer or agents and to prescribe their respective titles, terms of office, authorities, and duties. Subordinate officers need not be stockholders or directors.

      Section 4.04. Resignations. Any officer may resign at any time by delivering a written resignation to the Board of Directors, the President, or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery.

      Section 4.05. Removal. Any officer may be removed, either for or without cause, from office at any special meeting of the Board of Directors called for that purpose or at a regular meeting, by the vote of a majority of the total number of directors then in office, whenever in the judgment of the Board of Directors the best interests of the corporation will be served thereby. Any officer or agent appointed in accordance with the provisions of Section 4.03 hereof may also be removed, either for or without cause, by any officer upon whom such power of removal shall have been conferred by the Board of Directors.

      Section 4.06. Vacancies and Newly Created Offices. If any vacancy shall occur in any office by reason of death, resignation, removal, disqualification, or any other cause, or if a new office shall be created, then such vacancies or newly created offices may be filled by the Board of Directors at any regular or special meeting.

      Section 4.07. The Chairman of the Board. The Chairman of the Board, if there be such an officer, shall have the following powers and duties:

      (a)   He shall preside at all stockholders' meetings.

      (b)   He shall preside at all meetings of the Board of Directors.

      (c)   He shall be a member of the Executive Committee, if any.

      Section 4.08. The President. The President shall have the following powers and duties:

      (a) He shall be the chief executive officer of the corporation, and, subject to the directions of the Board of Directors, shall have general charge of the business, affairs, and property of the corporation and general supervision over its officers, employees and agents.

      (b) If no Chairman of the Board has been chosen, or if such officer is absent or disabled, he shall preside at meetings of the stockholders and Board of Directors.

      (c)   He shall be a member of the Executive Committee, if any.

      (d) He shall be empowered to sign certificates representing stock of the corporation, the issuance of which shall have been authorized by the Board of Directors.

      (e) He shall have all powers and perform all duties normally incident to the office of a President of a corporation and shall exercise such other powers and perform such other duties as from time to time may be assigned to him by the Board of Directors.

      Section 4.09. The Vice-Presidents. The Board of Directors shall, from time to time, designate and elect one or more Vice-Presidents, one of whom may be designated to serve as Executive Vice-President. Each Vice-President shall have such powers and perform such duties as from time to time may be assigned to him by the Board of Directors or the President. At the request or in the absence or disability of the President, the Executive Vice-President or, in the absence or disability of the Executive Vice-President, the Vice-President designated by the Board of Directors or (in the absence of such designation by the Board of Directors) by the President, as Senior Vice-President, may perform all duties of the President, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President.

      Section 4.10. The Secretary. The Secretary shall have the following powers and duties:

            (a) He shall keep or cause to be kept a record of all of the proceedings of the meetings of the stockholders and of the Board of Directors in books provided for that purpose.

            (b) He shall cause all notices to be duly given in accordance with the provisions of these Bylaws and as required by statute.

            (c) He shall be the custodian of the records and of the seal of the corporation, and shall cause such seal (or a facsimile thereof) to be affixed to all certificates representing stock of the corporation prior to the issuance thereof and to all instruments, the execution of which on behalf of the corporation under its seal shall have been duly authorized in accordance with these Bylaws, and when so affixed he may attest the same.

            (d) He shall see that the books, reports, statements, certificates, and other documents and records required by statute are properly kept and filed.

            (e) He shall have charge of the stock books of the corporation and cause the stock and transfer books to be kept in such manner as to show at any time the amount of the stock of the corporation of each class issued and outstanding, the manner in which and the time when such stock was paid for, the names alphabetically arranged and the addresses of the holders of record thereof, the number of shares held by each holder, and time when each became such holder of record; and he shall exhibit at all reasonable times to any director, upon application, the original or duplicate stock register. He shall cause the stock book referred to in Section 6.04 hereof to be kept and exhibited at the principal office of the corporation in the manner and for the purpose provided in such Section.

            (f) He shall be empowered to sign certificates representing stock of the corporation, the issuance of which shall have been authorized by the Board of Directors.

            (g) He shall perform in general all duties incident to the office of Secretary and such other duties as are given to him by these Bylaws or as from time to time may be assigned to him by the Board of Directors or the President.

      Section 4.11. The Chief Financial Officer. The Chief Financial Officer will have the following powers and duties:

            (a) He shall have charge and supervision over and be responsible for the monies, securities, receipts, and disbursements of the corporation.

            (b) He shall cause the monies and other valuable effects of the corporation to be deposited in the name and to the credit of the corporation in such banks or trust companies or with such banks or other depositories as shall be selected in accordance with Section 5.03 hereof.

            (c) He shall cause the monies of the corporation to be disbursed by checks or drafts (signed as provided in Section 5.04 hereof) drawn upon the authorized depositories of the corporation, and cause to be taken and preserved proper vouchers for all monies disbursed.

            (d) He shall render to the Board of Directors or the President, whenever requested, a statement of the financial condition of the corporation and of all of his transactions as Treasurer, and render a full financial report at the annual meeting of the stockholders, if called upon to do so.

            (e) He shall cause to be kept correct books of account of all the business and transactions of the corporation and shall exhibit such books to any directors upon request during business hours.

            (f) He shall be empowered from time to time to require from all officers or agents of the corporation reports or statements giving such information as he may desire with respect to any and all financial transactions of the corporation.

            (g) He shall perform in general all duties incident to the office of Chief Financial Officer and such other duties as are given to him by these Bylaws or as from time to time may be assigned to him by the Board of Directors or the President.

      Section 4.12. General Manager. The Board of Directors may employ and appoint a General Manager who may, or may not, be one of the officers or directors of the corporation. The General Manager, if any, shall have the following powers and duties:

            (a) After the President, he shall be the next most senior executive officer of the corporation and, subject to the directions of the Board of Directors, shall have general charge of the business affairs and property of the corporation and general supervision over its officers, employees, and agents.

            (b) After the President, he shall have the management of the business of the corporation and of all of its dealings, but at all times subject to the control of President and the Board of Directors.

            (c) Subject to the approval of the Board of Directors or the Executive Committee, if any, he shall have the power to employ all employees of the corporation, or delegate such employment to subordinate officers, or division chiefs, and shall have authority to discharge any person so employed.

            (d) He shall make a report to the President and Directors quarterly, or more often if required to do so, setting forth the results of the operations under his charge, together with suggestions looking to the improvement and betterment of the condition of the corporation, and he shall perform such other duties as the Board of Directors shall require.

      Section 4.13. Salaries. The salaries or other compensation of the officers of the corporation shall be fixed from time to time by the Board of Directors except that the Board of Directors may delegate to any person or group of persons the power to fix the salaries or other compensation of any subordinate officers or agents appointed in accordance with the provisions of Section 4.03 hereof. No officer shall be prevented from receiving any such salary or compensation by reason of the fact that he is also a director of the corporation.


                                   ARTICLE V

                  EXECUTION OF INSTRUMENTS, BORROWING OF MONEY
                  --------------------------------------------
                         AND DEPOSIT OF CORPORATE FUNDS
                         ------------------------------

      Section 5.01. Execution of Instruments. Subject to any limitation contained in the Articles of Incorporation or in these Bylaws, the President, any Vice-President, or the General Manager, if any, may, in the name and on behalf of the corporation, execute and deliver any contract or other instrument authorized in writing by the Board of Directors. The Board of Directors may, subject to any limitation contained in the Articles of Incorporation or in these Bylaws, authorize in writing any officer or agent to execute and deliver any contract or other instrument in the name and on behalf of the corporation; any such authorization may be general or confined to specific instances.

      Section 5.02. Loans. No loan or advance shall be contracted on behalf of the corporation, no negotiable paper or other evidence of its obligation under any loan or advance shall be issued in its name, and no property of the corporation shall be mortgaged, pledged, hypothecated, transferred, or conveyed as security for the payment of any loan, advance, indebtedness, or liability of the corporation, unless and except as authorized by the Board of Directors. Any such authorization may be general or confined to specific instances.

      Section 5.03. Deposits. All monies of the corporation not otherwise employed shall be deposited from time to time to its credit in such banks or trust companies or with such bankers or other depositories as the Board of Directors may select, or as from time to time may be selected by any officer or agent authorized to do so by the Board of Directors.

      Section 5.04. Checks, Drafts, etc. All notes, drafts, acceptances, checks, endorsements, and, subject to the provisions of these Bylaws, evidences of indebtedness of the corporation shall be signed by such officer or officers or such agent or agents of the corporation and in such manner as the Board of Directors from time to time may determine. Endorsements for deposit to the credit of the corporation in any of its duly authorized depositories shall be in such manner as the Board of Directors from time to time may determine.

      Section 5.05. Bonds and Debentures. Every bond or debenture issued by the corporation shall be evidenced by an appropriate instrument which shall be signed by the President or a Vice-President and by the Secretary and sealed with the seal of the corporation. The seal may be a facsimile, engraved or printed. Where such bond or debenture is authenticated with the manual signature of an authorized officer of the corporation or other trustee designated by the indenture of trust or other agreement under which such security is issued, the signature of any of the corporation's officers named thereon may be a facsimile. In case any officer who signed, or whose facsimile signature has been used on any such bond or debenture, shall cease to be an officer of the corporation for any reason before the same has been delivered by the corporation, such bond or debenture may nevertheless be adopted by the corporation and issued and delivered as though the person who signed it or whose facsimile signature has been used thereon had not ceased to be such officer.

      Section 5.06. Sale, Transfer, etc., of Securities. Sales, transfers, endorsements, and assignments of shares of stocks, bonds, and other securities owned by or standing in the name of the corporation and the execution and delivery on behalf of the corporation of any and all instruments in writing incident to any such sale, transfer, endorsement, or assignment, shall be effected by the President, or by any Vice-President, together with the Secretary, or by any officer or agent, thereunto authorized by the Board of Directors.

      Section 5.07. Proxies. Proxies to vote with respect to shares of stock of other corporations used by or standing in the name of the corporation shall be executed and delivered on behalf of the corporation by the President or any Vice-President and the Secretary or Assistant Secretary, if any, of the corporation or by any officer or agent thereunto authorized by the Board of Directors.

                                   ARTICLE VI

                                 CAPITAL STOCK
                                 -------------

      Section 6.01. Stock Certificates. Every holder of stock in the corporation shall be entitled to have a certificate, signed by the President or any Vice-President and the Secretary or Assistant Secretary, if any, and sealed with the seal (which may be a facsimile, engraved or printed) of the corporation, certifying the number and kind, class, or series of shares owned by him in the corporation; provided, however, that where such a certificate is countersigned by (a) a transfer agent, or (b) registered by a registrar, the signature of any such President, Vice-President, Secretary or Assistant Secretary may be a facsimile. In case any officer who shall have signed, or whose facsimile signature or signatures shall have been used on any such certificate, shall cease to be such officer of the corporation, for any reason, before the delivery of such certificate by the corporation, such certificate may nevertheless be adopted by the corporation and be issued and delivered as though the person who signed it or whose facsimile signature or signatures shall have been used thereon, had not ceased to be such officer. Certificates representing shares of stock of the corporation shall be in such form as provided by the statutes of the State of Nevada. There shall be entered upon the stock books of the corporation at the time of issuance of each share, the number of the certificate issued, the name and address of the person owning the shares represented thereby, the number and kind, class or series of such shares, and the date of issuance thereof. Every certificate exchanged or returned to the corporation shall be marked "Cancelled" with the date of cancellation. (78.235)

      Section 6.02. Transfer of Stock. Transfers of shares of the stock of the corporation shall be made on the books of the corporation by the holder of record thereof, or by his attorney thereunto duly authorized by a power of attorney duly executed in writing and filed with the Secretary of the corporation or any of its transfer agents, and upon surrender of the certificate or certificates, properly endorsed or accompanied by proper instruments of transfer, representing such shares. Except as provided by law, the corporation and transfer agents and registrars, if any, shall be entitled to treat the holder of record of any share or shares of stock as the absolute owner thereof for all purposes, and accordingly shall not be bound to recognize any legal, equitable or other claim to or interest in such share or shares on the part of any other person whether or not it or they shall have express or other notice thereof.

      Section 6.03. Regulations. Subject to the provisions of this Article VI and of the Articles of Incorporation, the Board of Directors may make such rules and regulations as they may deem expedient concerning the issuance, transfer, redemption, and registration of certificates for shares of the stock of the corporation.

      Section 6.04. Maintenance of Stock Book at Principal Place of Business. A stock book (or books where more than one kind, class or series of stock is outstanding) shall be kept at the principal place of business of the corporation in Reno, Nevada, containing the names alphabetically arranged of original stockholders of the corporation, their addresses, their interest, the amount paid on their shares of stock, and all transfers thereof and the number and class of the shares held by each. Such stock books shall at all reasonable hours be subject to inspection by persons entitled by law to inspect the same. (78.257)

      Section 6.05. Transfer Agents and Registrars. The Board of Directors may appoint one or more transfer agents and one or more registrars with respect to the certificates representing shares of stock of the corporation, and may require all such certificates to bear the signature of either or both. The Board of Directors may from time to time define the respective duties of such transfer agents and registrars. No certificate of stock shall be valid until countersigned by a transfer agent, if at the date appearing thereon the corporation had a transfer agent for such stock, and until registered by a registrar, if at such date the corporation had a registrar for such stock.

      Section 6.06. Closing of Transfer Books and Fixing of Record Date.

            (a) The Board of Directors shall have power to close the stock books of the corporation for a period of not to exceed sixty (60) days preceding the date of any meeting of stockholders, the date for payment of any dividend, the date for the allotment of rights, a date in connection with obtaining the consent of shareholders for any purpose, or in order to make a determination of shareholders for any other purpose.

            (b) In lieu of closing the stock transfer books as aforesaid, the Board of Directors may fix in advance, not exceeding sixty (60) days preceding the date of any meeting of shareholders, the date for the payment of the dividend, the date for the allotment of rights, the date when any change or conversion or exchange of capital stock shall go into effect. The Board of Directors also may fix in advance, not exceeding sixty (60) days preceding the date of any meeting of shareholders, a date in connection with obtaining any such consent, or in order to make a determination of shareholders for any other purpose as a record date for the determination of the shareholders entitled to a notice of, and to vote at, any such meeting and any adjournment thereof, entitled to receive payment of any such dividend, or to any such allotment of rights, to exercise the rights in respect of any such change, conversion, or exchange of capital stock, to give such consent, or for any other purpose.

            (c) If the stock transfer books shall be closed or a record date set for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for or such record date shall be at least ten (10) days immediately preceding such meeting. (78.350)

      Section 6.07. Lost or Destroyed Certificates. The corporation may issue a new certificate for stock of the corporation in place of any certificate theretofore issued by it, alleged to have been lost or destroyed, and the Board of Directors may, in their discretion, require the owner of the lost or destroyed certificate or his legal representatives, to give the corporation a bond in such form and amount as the Board of Directors may direct, and with such surety or sureties as may be satisfactory to the Board, to indemnify the corporation and its transfer agents and registrars, if any, against any claims that may be made against it or any such transfer agent or registrar on account of the issuance of such new certificate. A new certificate may be issued without requiring any bond when, in the judgment of the Board of Directors, it is proper to do so.

                                  ARTICLE VII

                    EXECUTIVE COMMITTEE AND OTHER COMMITTEES
                    ----------------------------------------

      Section 7.01. How Constituted. The Board of Directors may designate an Executive Committee and such other committees as the Board of Directors may deem appropriate, each of which committees shall consist of one or more directors. Members of the Executive Committee and of any such other committee shall be designated annually at the annual meeting of the Board of Directors; provided, however, that at any time the Board of Directors may abolish or reconstitute the Executive Committee or any such other committee. Each member of the Executive Committee and of any such other committee shall hold office until his successor shall have been designated or until his resignation or removal in the manner provided in these Bylaws. (78.125)

      Section 7.02. Powers. During the intervals between meetings of the Board of Directors, the Executive Committee shall have and may exercise all powers of the Board of Directors in the management of the business and affairs of the corporation, except for such powers as by law may not be delegated by the Board of Directors to an Executive Committee. (78.125)

      Section 7.03. Proceedings. The Executive Committee, and such other committees as may be designated hereunder by the Board of Directors, may fix its own presiding and recording officer or officers, and may meet at such place or places, at such time or times and upon such notice (or without notice) as it shall determine from time to time. It shall keep a record of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors next following.

      Section 7.04. Quorum and Manner of Acting. At all meetings of the Executive Committee, and of such other committees as may be designated hereunder by the Board of Directors, the presence of members constituting a majority of the total authorized membership of the committee shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of majority of the members present at any meeting at which a quorum is present shall be the act of such committee. The members of the Executive Committee, and of such other committees as may be designated hereunder by the Board of Directors, shall act only as a committee and the individual members thereof shall have no powers as such.

      Section 7.05. Meetings by Telephone Conference Call. Members of the Executive Committee, and of such other committees as may be designated hereunder, may participate in a meeting of the committee by means of conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at such a meeting.

      Section 7.06. Informal Action by Committee Members. Any action required to be taken at a meeting of the Executive Committee, or of such other committees as may be designated hereunder, or any other action which may be taken at a meeting of a committee, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by all of the members of the committee. Such written consent shall be filed with the minutes of proceedings of the committee. Such consent shall have the same legal effect as a unanimous vote of all the members of the committee. (78.315)

      Section 7.07. Resignations. Any member of the Executive Committee, and of such other committees as may be designated hereunder by the Board of Directors, may resign at any time by delivering a written resignation to either the President, the Secretary, or Assistant Secretary, if any, or to the presiding officer of the committee of which he is a Member, if any shall have been appointed and shall be in office. Unless otherwise specified therein, such resignation shall take effect upon delivery.

      Section 7.08. Removal. The Board of Directors may at any time remove any member of the Executive Committee or of any other committee designated by it hereunder either for or without cause.

      Section 7.09. Vacancies. If any vacancy shall occur in the Executive Committee or of any other committee designated by the Board of Directors hereunder, by reason of disqualification, death, resignation, removal, or otherwise, the remaining members shall, until the filling of such vacancy, constitute the then total authorized membership of the committee and, provided that two or more members are remaining, continue to act. Such vacancy may be filled at any meeting of the Board of Directors or by the remaining members of the Executive Committee.

      Section 7.10. Compensation. The Board of Directors may allow a fixed sum and expenses of attendance to any member of the Executive Committee or of any other committee designated by it hereunder who is not an active salaried employee of the corporation for attendance at each meeting of the said committee.

                                  ARTICLE VIII

                                INDEMNIFICATION
                                ---------------

      Section 8.01. Indemnification Third Party Actions. The corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorney's fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. (78.751)

      Section 8.02. Indemnification Corporation Actions. The corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. (78.751)

      Section 8.03. Determination. To the extent that a director, officer, employee, or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections
8.01 and 8.02 hereof, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith. Any other indemnification under Sections 8.01 or 8.02 hereof shall be made by the corporation upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 8.01 or 8.02 hereof. Such determination shall be made either by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or (3) by the shareholders by a majority vote of a quorum of shareholders at any meeting duly called for such purpose. (78.751)

      Section 8.04. General Indemnification. The indemnification provided by this Article shall not be deemed exclusive of any other indemnification granted under any provision in the corporation's Articles of Incorporation, Bylaws, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. (78.751)

      Section 8.05. Advances. Expenses incurred in defending a civil or criminal action, suit, or proceeding as contemplated in this Article may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding upon a majority vote of a quorum of the Board of Directors and upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent to repay such amount or amounts unless it ultimately be determined that he is to be indemnified by the corporation as authorized by this Article.

      Section 8.06. Scope of Indemnification. The indemnification authorized by this Article shall apply to all present and future directors, officers, employees, and agents of the corporation and shall continue as to such persons who cease to be directors, officers, employees, or agents of the corporation and shall inure to the benefit of the heirs, executors, and administrators of all such persons and shall be in addition to all other indemnification permitted by law. (78.751)

      Section 8.07. Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against any such liability under the provisions of this Article VIII or the laws of the State of Nevada, as the same may hereafter be amended or modified. (78.751)

                                   ARTICLE IX

                                  FISCAL YEAR
                                  -----------

      The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                   ARTICLE X

                                   DIVIDENDS

      The Board of Directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law.

                                   ARTICLE XI

                                   AMENDMENTS

      All bylaws of the corporation, whether adopted by the Board of Directors or the stockholders, shall be subject to amendment, alteration or repeal, and new bylaws may be made, by the Board of Directors or the holders of a majority of the outstanding shares of common stock of the corporation, except that:

            (a) No bylaw adopted or amended by the shareholders shall be altered or repealed by the Board of Directors;

            (b) No bylaw shall be adopted by the Board of Directors which shall require more than a majority of the voting shares for a quorum at a meeting of shareholders, or more than a majority of the votes cast to constitute action by the shareholders, except where higher percentages are required by law or by the Articles of Incorporation; provided, however, that

                  (i) If any bylaw regulating an impending election of directors is adopted or amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of the stockholders for the election of directors, the bylaws so adopted or amended or repealed, together with a concise statement of the changes made; and

                  (ii) No amendment, alteration or repeal of this Article XI shall be made except by the stockholders.



                                      ***

                             CERTIFICATE OF OFFICER

      The undersigned Officer of CirTran Corporation, a Nevada corporation, hereby certifies that the foregoing is a full, true and correct copy of the Bylaws of said corporation, with all amendments to date of this Certificate.

      WITNESS the signature of the undersigned this _____ day of _________, 2011.



                                      ----------------------------------
                                      Iehab Hawatmeh
                                      President, Chief Executive Officer

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